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                                                                    Exhibit 10.3


                    THE MANUFACTURERS LIFE INSURANCE COMPANY

                                   (LANDLORD)



                                       AND



                               MEDIA SYNERGY INC.

                                    (TENANT)









                       ***********************************

                                  OFFICE LEASE

                       ***********************************




Project:          ONTARIO DESIGN CENTRE, 260 KING STREET EAST, TORONTO

Premises:         SUITE C-1 - APPROXIMATELY FIVE THOUSAND, FIVE HUNDRED AND
                  EIGHTY-FOUR (5,584) SQUARE FEET OF RENTABLE AREA

Dated:            DECEMBER 5, 1996
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                                TABLE OF CONTENTS

                             ARTICLE 1 - DEFINITIONS

1.01              Project
1.02              Office Building
1.03              Leased Premises
1.04              Common Areas
1.05              Usable Area of Leased Premises
1.06              Rentable Area of Leased Premises
1.07              Rentable Area of Office Building
1.08              Storage Space
1.09              Proportionate Share
1.10              Property Taxes
1.11              Capital Tax
1.12              Utilities and Services
1.13              Contaminants


                    ARTICLE 2 - COMPLETION OF LEASED PREMISES

2.01              Landlord's Work
2.02              Acceptance of Leased Premises
2.03              Tenant's Work


                           ARTICLE 3 - LEASE AND TERM

3.01              Lease
3.02              Term


                                ARTICLE 4 - RENT

4.01              Rent
4.02              Commencement of Rent
4.03              Payments to Constitute Rent
4.04              Installment Payments of Rent
4.05              Calculation of Rent During Broken Period
4.06              Application of Payments
4.07              Manner of Payment
4.08              Post-Dated Cheques and Pre-Authorized Payment Plan
4.09              Deposit


                              ARTICLE 5 - BASE RENT

5.01              Base Rent
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                                ARTICLE 6 - TAXES

6.01              Property Taxes on Leased Premises
6.02              Determination of Property Taxes
6.03              Business Taxes and Other Taxes of Tenant
6.04              Tax Increases Attributable to Tenant
6.05              Goods and Services Tax


                       ARTICLE 7 - UTILITIES AND SERVICES

7.01              Payment for Utilities and Services
7.02              Interruption of Utilities
7.03              Interior Climate Control
7.04              Janitorial Service
7.05              Electricity
7.06              Washrooms


                           ARTICLE 8 - OPERATING COSTS

8.01              Tenant to Pay Proportionate Share
8.02              Allocation Relating to Alternate Uses
8.03              Adjustment for Vacancies


                           ARTICLE 9 - QUIET ENJOYMENT

9.01              Quiet Enjoyment


                    ARTICLE 10 - COMMON AREAS AND FACILITIES

10.01             Use of Common Area and Facilities
10.02             Parking
10.03             Tenant Not to Interfere
10.04             Interruption and Alteration of Common Areas and Facilities


                          ARTICLE 11 - USE OF PREMISES

11.01             Use of Premises
11.02             Compliance with By-laws
11.03             Use of Names

                         ARTICLE 12 -TENANT'S BEHAVIOUR

12.01             Nuisance
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12.02             Rules and Regulations
12.03             Signs and Exterior Installations


                 ARTICLE 13 - MAINTENANCE, REPAIRS, ALTERATIONS

13.01             Tenant's Maintenance and Repair
13.02             Landlord's Approval
13.03             Performance of Work
13.04             Entry
13.05             Landlord's Repairs
13.06             Notice of Damage
13.07             Damage to Project
13.08             Liens
13.09             Performance by Landlord
13.10             Right to Relocate
13.11             Contaminants


                       ARTICLE 14 -INSURANCE AND LIABILITY

14.01             Tenant's Insurance
14.02             Compliance with Landlord's Insurance
14.03             Loss or Damage
14.04             Landlord's Insurance
14.05             Indemnification of Landlord


                       ARTICLE 15 - DAMAGE, EXPROPRIATION

15.01             Damage to Leased Premises
15.02             Damage to Project
15.03             Decision of Architect
15.04             Expropriation
15.05             Termination on Demolition


                      ARTICLE 16 - FINANCING BY LANDLORDS

16.01             Acknowledgement
16.02             Subordination
16.03             Attornment
16.04             Attorney
16.05             Financial Information


                     ARTICLE 17 - ASSIGNMENT AND SUBLETTING

17.01             Consent Required
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17.02             Conditions of Consent
17.03             Landlord's Option
17.04             No Advertising of Leased Premises
17.05             Corporate Ownership
17.06             Assignment by the Landlord


                              ARTICLE 18 - DEFAULT

18.01             Defaults and Remedies
18.02             Interest and Costs
18.03             Waiver by Tenant
18.04             Enforcement by Landlord
18.05             Waiver of Repudiation of Lease


                            ARTICLE 19 - END OF TERM

19.01             Expiration
19.02             Removal at End of Term
19.03             Surviving Obligations
19.04             Showing Premises
19.05             Overholding


                       ARTICLE 20 - GUARANTOR OBLIGATIONS

20.01


                           ARTICLE 21 - MISCELLANEOUS

21.01             Force Majeure
21.02             Relationship of Parties
21.03             Constitution of Tenant
21.04             Successors
21.05             Entire Agreement
21.06             Severability of Clauses
21.07
21.08             Captions
21.09             Extended Meanings
21.10             Notices
21.11             No Lease Prior to Execution
21.12             Registration
21.13             Governing Law
21.14             Additional Charges
21.15             Net Lease
21.16             Compliance with Planning Statutes, Etc.
21.17             Waiver
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21.18             SURRENDER OF EXISTING LEASE
21.19             TENANT'S RIGHT TO LEASE ADJACENT SPACE


SCHEDULE "A"      Description of Project
SCHEDULE "B"      Plan Showing Leased Premises
SCHEDULE "C"      Rules and Regulations
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                              LEASE OF OFFICE SPACE

This Indenture made the 5TH day of DECEMBER, 1996

BETWEEN:

                    THE MANUFACTURERS LIFE INSURANCE COMPANY

                       (hereinafter called the "Landlord")

                                                               OF THE FIRST PART

                                     - and -

                               MEDIA SYNERGY INC.

                        (hereinafter called the "Tenant")

                                                              OF THE SECOND PART


                                    ARTICLE I

                                   DEFINITIONS

1.01     PROJECT

"Project" means the lands described or shown in Schedule "A" attached hereto as they are altered, reduced or expanded from time to time, together with the improvements, buildings, fixtures and equipment(whether chattels or fixtures) on such lands (but not including tenant's fixtures, improvements or chattels).

1.02     OFFICE BUILDING

"Office Building" means, where Project includes uses other than office uses (such as retail or residential uses), the portion of the Project allocated and intended to be leased for office purposes and all Common Areas and Facilities of the Project ordinarily and primarily used in connection with office tenants of the Project, but excluding any portion of the Project used for office purposes but located on a floor which consists primarily of retail tenants. Where the Project includes only office uses, then "Office Building" means the Project.

1.03     LEASED PREMISES

(a) "Leased Premises" means the office premises and the storage space (if any) shown outlined in red or indicated in Schedule "B" attached hereto, containing a Usable Area of approximately FIVE THOUSAND, THREE HUNDRED AND EIGHTEEN (5,318) square feet and a Rentable Area of approximately FIVE THOUSAND, FIVE HUNDRED AND EIGHTY-FOUR (5,584) square feet. The Landlord may appoint an architect, professional engineer, or surveyor to determine the Usable Area and

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Rentable Area of the Leased Premises, and any decision by such person shall be final and binding on the Landlord and the Tenant. The Leased Premises shall extend on each floor:

         (i)      to the lower face of the finished ceiling;

         (ii)     to the upper face of the structural floor;

         (iii) to the line of the inside surface of the glass in the outer building walls or where an outer building wall contains no glass, to the inside surface of the outer building wall;

         (iv) in the case of a multiple tenancy floor to the boundaries set out in clause (iii) and to the centre line of any interior walls separating the Leased Premises from adjoining premises intended for leasing, and to the inside face of walls separating the Leased Premises from corridors, or other parts of the Common Areas and Facilities of the Project.

(b) The Leased Premises shall include the paint or other finishing element that may be applied to the above mentioned boundaries of the Leased Premises. The Leased Premises shall include any doors, windows (except exterior building windows), or other coverings of any opening in such boundaries, whether within or beyond the line formed by adjacent surfaces of such boundaries, and all leasehold improvements and fixtures within the Leased Premises, together with any pipes, wires, utility lines or similar facilities that serve the Leased Premises exclusively, whether or not located within the above mentioned boundaries. The Leased Premises shall include lobbies, stairs, washrooms, air-conditioning rooms, janitors' closets, or electrical closets, and other rooms or service areas, located within and serving the Leased Premises exclusively.

(c) The Leased Premises shall not include elevator shafts, flues, stacks, pipes, shafts, vertical ducts and service rooms or areas and lobbies, stairs or washrooms, provided by the Landlord for use in common with other tenants, and the enclosing walls of any of the foregoing, but shall include the paint or other finishing clement applied to the Leased Premises side of any of the foregoing.

IN CLARITY, THE LEASED PREMISES SHALL NOT INCLUDE ANY PREMISES WHICH ARE NOT FOR THE EXCLUSIVE USE OF THE TENANT.

1.04     COMMON AREAS AND FACILITIES

"Common Areas and Facilities" means all that part of the Project including lands, improvements, buildings, parts of buildings, fixtures and equipment (whether chattels or fixtures) which at any time is not included in premises leased to tenants or intended to be leased to tenants.

1.05     USABLE AREA OF LEASED PREMISES

"Usable Area of the Leased Premises" on any floor shall be computed by measuring the horizontal area in accordance with Section 1.03 without deduction for columns and projections necessary to the building, but shall exclude all Storage Space on such floor.

1.06     RENTABLE AREA OF LEASED PREMISES



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"Rentable Area of the Leased Premises" on a single tenancy floor shall equal the
Usable Area of the Leased Premises. "Rentable Area of the Leased Premises" on a multiple tenancy floor shall equal the product of the Usable Area of such floor, as if it were leased as a single tenancy floor, multiplied by a fraction whose numerator is the Usable Area of the Leased Premises and whose denominator is the Usable Area of all premises intended for leasing on such floor (excluding any Storage Space).

1.07     RENTABLE AREA OF OFFICE BUILDING

"Rentable Area of the Office Building" means the total of the Rentable Areas of all premises intended for leasing on all floors in the Office Building computed in accordance with Section 1.06 hereof. The Landlord may appoint an architect, professional engineer, or surveyor to determine the Rentable Area of the Office Building and any decision by such person as to the Rentable Area of the Office Building shall be final and binding on the Landlord and the Tenant. The Rentable Area of the Office Building may be adjusted from time to time to take account of any alteration to the buildings in the Project or any change in the leasing pattern in the Project.

1.08     STORAGE SPACE

"Storage Space" means any space leased or set aside for leasing by the Landlord exclusively for the purpose of storage, and shall not include any area within the Leased Premises, or any other premises intended for leasing for office purposes, which may be used by any tenant for storage.

1.09     PROPORTIONATE SHARE

"Proportionate Share" means the fraction which has as its numerator the Rentable Area of the Leased Premises and as its denominator the Rentable Area of the Office Building.

1.10     PROPERTY TAXES

"Property Taxes" means all taxes, rates, local improvement rates, impost charges, duties, assessments or levies which may be levied, rated, charged or assessed against property, whether real or personal, moveable or immoveable, by any authority having jurisdiction, whether federal, provincial, municipal, school board, utility commission or other, and includes any taxes or levies which may be imposed on the Landlord or the Tenant or anyone else on account or in lieu thereof, whether or not forming a charge on the property itself, and any other taxes, rates, duties, assessments or levies which may hereafter be levied in lieu of, or of a nature similar to, the foregoing, and whether recurring annually, or at other intervals, or on a special or single instance only.

1.11     CAPITAL TAX

"Capital Tax" is an amount imputed by the Landlord to the Project for tax or taxes imposed from time to time upon the Landlord or the owners by any taxing authority based upon or computed by reference to the capital invested in the Project. Capital Tax will be imputed, (i) as if the Project were the only property of the Landlord or the owners; and (ii) on the basis of the Landlord's determination of the amount of capital attributable to the Project.

1.12     UTILITIES AND SERVICES


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"Utilities and Services" (or "Utility and Service", as the case may be) include the supply of water, hot water, climate control, steam, chilled water, heating, ventilating and air conditioning, gas, electricity, light bulbs, tubes and ballasts, energy saving equipment and programmes, sewage disposal service, janitorial and cleaning services and supplies, exterior and interior window cleaning, garbage and trash removal, telephone and cable television (if any).

1.13     CONTAMINANTS

"Contaminants" means any and all hazardous substances, hazardous waste, toxic waste, contaminants, pollutants or related materials, including without limitation, heavy oil, pesticides, flammables, explosives, radioactive materials, asbestoses, urea formaldehyde foam insulation, radon gas, PCB, any products of waste, or any other contaminants, pollutants, substances or products declared to be hazardous or toxic under the Applicable Laws. "Applicable Laws" means any statutes, laws, by-laws, regulations, ordinances, and requirements of governmental and other public authorities having jurisdiction over or in respect of the Project, or any portion thereof, and all amendments thereto at any time and from time to time.

                                    ARTICLE 2

                          COMPLETION OF LEASED PREMISES

2.01     LANDLORD'S WORK

WITH RESPECT TO THE INITIAL CONSTRUCTION OF THE LEASED PREMISES ONLY, THE LANDLORD SHALL PROVIDE LEASEHOLD IMPROVEMENTS IN THE LEASED PREMISES TO A MAXIMUM COST TO THE LANDLORD OF THIRTY-FIVE THOUSAND DOLLARS ($35,000.00) (THE "ALLOWANCE"). IN THE EVENT THAT THE TOTAL COSTS OF THE LEASEHOLD IMPROVEMENTS EXCEED THE ALLOWANCE, THE TENANT SHALL PAY SUCH EXCESS COSTS TO THE LANDLORD FORTHWITH UPON DEMAND AS ADDITIONAL RENT.

2.02     ACCEPTANCE OF LEASED PREMISES

After the Tenant has received notice from the Landlord that the Leased Premises have been completed to the extent that the Tenant may inspect the Leased Premises and may notify the Landlord in writing prior to taking possession of the Leased Premises of any defects or faults in the Landlord's work. Unless such notice is received prior to taking possession, the Tenant shall be deemed to have accepted the Landlord's Work and the Leased Premises in all respects and the Landlord shall have no further responsibility with respect to any defects or faults in the construction thereof. If the Tenant notifies the Landlord of any defects or faults, and such defects or faults substantially interfere with the carrying on of the Tenant's business, then the Tenant shall not enter the Leased Premises, and the commencement of the Term shall be postponed until such defects or faults have been corrected to the extent that they no longer substantially or materially interfere with the carrying on of the Tenant's business. If the Landlord and Tenant cannot agree on any matter relating to the existence or nature of any alleged defect or fault, or the correction thereof, within three
(3) business days after the delivery of the Tenant's notice referred to above, the question shall be resolved by the written decision of the Landlord's architect or professional engineer, whose decision shall be final and binding on the Landlord and the Tenant. If any such defects or faults are matters which do not substantially interfere with the carrying on of the Tenant's business, the commencement of the Term shall not be postponed and the Landlord shall be obligated to correct such defects within a reasonable time. Commencement of business on the Leased Premises shall be conclusive evidence that the Tenant has accepted the

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Leased Premises as free of any defects or faults which are the responsibility of the Landlord, except such defects or faults as the Landlord and Tenant have agreed in writing may be corrected by the Landlord after commencement of business.

2.03     TENANT'S WORK

THE TENANT SHALL ENTER THE LEASED PREMISES ON THE DAY THE TERM COMMENCES AND SHALL THEREAFTER DILIGENTLY CARRY OUT THE PREPARATION OF THE LEASED PREMISES FOR THE COMMENCEMENT OF BUSINESS, IN A GOOD AND WORKMANLIKE MANNER, IN ACCORDANCE WITH PLANS AND SPECIFICATIONS WHICH HAVE FIRST BEEN APPROVED BY THE LANDLORD.

                                    ARTICLE 3

                                 LEASE AND TERM

3.01     LEASE

In consideration of the rents, covenants and agreements hereinafter reserved and contained to be paid, observed and performed by the Tenant, the Landlord hereby demises and leases to the Tenant the Leased Premises to have and to hold the same for and during the Term set out in Section 3.02. The Tenant hereby accepts the Lease of the same. In addition, the Tenant shall have the rights set out in
Article 10 to use and enjoy the Common Areas and Facilities of the Project.

3.02     TERM

The term of this Lease shall be for a period of FIVE (5) years commencing on 1ST DAY OF DECEMBER, 1996 (the "Commencement Date") and to be fully completed and ended on the 30TH DAY OF NOVEMBER, 2001 (the "Term").

                                    ARTICLE 4

                                      RENT

4.01     RENT

The Landlord reserves and the Tenant covenants and agrees to pay to the Landlord yearly and every year during the Term as rent in lawful money of Canada, without any deduction, compensation, set-off or abatement whatsoever (except as expressly provided herein) each of the following (herein called "Rent"):

(a)      Base Rent; (Article 5)

(b)      taxes attributable to the Leased Premises; (Article 6)

(c)      charges for Utilities and Services; (Section 7.01)

(d)      the Tenant's Proportionate Share of Operating Costs; (Article 8)


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(e)      such other monies, costs or charges as are required to be paid by the
         Tenant pursuant to any provision of this Lease.

4.02     COMMENCEMENT OF RENT

Rent shall commence on the 1ST day of DECEMBER, 1996 (the "Rent Commencement Date").

4.03     PAYMENTS TO CONSTITUTE RENT

All the payments set out in Section 4.01 hereof shall constitute rent or additional rent and shall be deemed to be and shall be paid as rent, whether or not any payment is payable to the Landlord or otherwise and whether or not as compensation to the Landlord for expenses to which it has been put. In the event of non-payment or late payment thereof, the Landlord shall have the same remedies as it is entitled to under this Lease and by law for non-payment of rent. If any such payments are also due to third parties, the Landlord shall have the right to make such payments to the third parties, and the Tenant shall promptly reimburse the Landlord for such payments, as additional rent.

4.04     INSTALMENT PAYMENTS OF RENT

The items of Rent listed in Section 4.01 shall be payable, unless otherwise provided herein, in equal monthly instalments in advance on the first day of each and every month during the Term. Where the method of determining the amount of any such monthly instalment is not stated elsewhere in this Lease, the Landlord shall have the right from time to time to reasonably estimate the amount of the relevant item of Rent on a yearly or other appropriate basis, and if the Landlord does so and notifies the Tenant thereof, the Tenant shall thereafter pay such item of Rent as estimated, in equal monthly instalments on the first day of each and every month. The Landlord may from time to time revise the amount of the monthly instalments. When the final amount of each item of Rent is established for any calendar year or such other period as the Landlord may determine, the Landlord shall notify the Tenant thereof and any underpayment shall, unless otherwise provided herein, forthwith be paid by the Tenant to the Landlord without interest. Any overpayment may be paid by the Landlord to the Tenant without interest or credited to the Tenant's account and held by the Landlord without interest and applied to payment falling due under the Lease. NOTWITHSTANDING THE FOREGOING, THE LANDLORD SHALL NOTIFY THE TENANT OF ANY OVERPAYMENT AND THE TENANT MAY REQUEST REPAYMENT OF SUCH OVERPAID AMOUNT AT THE END OF EACH CALENDAR YEAR ONCE THE YEAR END ADJUSTMENTS ARE COMPLETED BY THE LANDLORD.

4.05     CALCULATION OF RENT DURING BROKEN PERIOD

If the Rent Commencement Date is other than the first day of a full period in respect of which any of the items of Rent listed in Section 4.01 is calculated, or the day of termination of this Lease other than the last day of such a full period, then unless otherwise provided herein, the amount of such item of Rent payable in respect of the broken period shall be determined on a prorated daily basis. Instalments due in respect of any broken period shall be in such amount as the Landlord may reasonably estimate.

4.06     APPLICATION OF PAYMENTS

All payments made to the Landlord by the Tenant may be applied, imputed or appropriated by the Landlord towards payment of any of the items of Rent listed in Section 4.01 or any other monies due or owing by the

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Tenant to the Landlord at the date of such payment regardless of the purpose for which the payment was made or the intended application of the payment by the Tenant.

4.07     MANNER OF PAYMENT

Unless otherwise specifically provided herein, all payments of Rent shall be payable without any prior demand therefor at such place and directed to such person as the Landlord may designate from time to time. Until further notice, all Rent shall be paid to:

                           ENTERPRISE PROPERTY GROUP LIMITED
                           Ontario Design Centre
                           260 King Street East
                           3rd Floor
                           Toronto, Ontario
                           M5A 4L5

                           Attention:  Property Manager

4.08     POST-DATED CHEQUES AND PRE-AUTHORIZED PAYMENT PLAN

The Landlord may at any time, and from time to time, require the Tenant to provide to the Landlord a series of monthly post-dated cheques, each cheque in the amount of the monthly instalment of Base Rent together with the Landlord's reasonable estimate of the monthly instalment of the other items of Rent listed in Section 4.01 or to participate and execute the documentation necessary to take part in the Landlord's pre-authorized payment plan. In the event of any change in such estimates, the Landlord may return any outstanding post-dated cheques and require a new series of monthly post-dated cheques.

4.09     DEPOSIT

(a) THE LANDLORD ACKNOWLEDGES RECEIPT OF FIVE THOUSAND AND FIFTY-FOUR DOLLARS AND SIXTY-FIVE CENTS ($5,054.65) WHICH AMOUNT INCLUDES GOODS AND SERVICES TAX, TO BE APPLIED TOWARDS RENT LAST PAYABLE UNDER THIS LEASE. THE LANDLORD ALSO CONFIRMS THAT THE REMAINING DEPOSIT IN THE AMOUNT OF ONE THOUSAND, FOUR HUNDRED AND EIGHTEEN DOLLARS AND ELEVEN CENTS ($1,418.11) HELD BY THE LANDLORD UNDER THE EXISTING LEASE (AS HEREINAFTER DEFINED) SHALL ALSO BE APPLIED TOWARDS RENT LAST PAYABLE UNDER THIS LEASE.

(b)


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                                    ARTICLE 5

                                    BASE RENT

5.01     BASE RENT

The Tenant shall pay to the Landlord yearly and every year during the Term a base rent (herein called "Base Rent") of:

         (i) during the period of time from DECEMBER 1, 1996 through to NOVEMBER 30, 1997, the annual sum of TWELVE THOUSAND, FOUR HUNDRED AND TWENTY-FOUR DOLLARS AND FORTY CENTS ($12,424.40) payable in advance in equal monthly instalments of ONE THOUSAND AND THIRTY-FIVE DOLLARS AND THIRTY-SEVEN CENTS ($1,035.37) each on the first day of each month, based upon an annual rate of FOUR DOLLARS AND FORTY-FIVE CENTS ($4.45) per square foot based on a RENTABLE AREA OF 2,792 SQUARE FEET ONLY;

                  (THE PARTIES ACKNOWLEDGE THAT NOTWITHSTANDING THE ACTUAL RENTABLE AREA OF THE LEASED PREMISES, THE TENANT SHALL ONLY BE REQUIRED TO PAY BASE RENT DURING THE PERIOD FROM DECEMBER 1, 1996 TO AND INCLUDING NOVEMBER 30, 1997, BASED ON A RENTABLE AREA OF 2,792 SQUARE FEET.)

         (ii) during the period of time from DECEMBER 1, 1997 through to NOVEMBER 30, 1998, the annual sum of NINETEEN THOUSAND, TWO HUNDRED AND SIXTY-FOUR DOLLARS AND EIGHTY CENTS ($19,264.80) payable in advance in equal monthly instalments of ONE THOUSAND, SIX HUNDRED AND FIVE DOLLARS AND FORTY CENTS ($1,605.40) each on the first day of each month, based upon an annual rate of THREE DOLLARS AND FORTY-FIVE CENTS ($3.45) per square foot of the Rentable Area of the Leased Premises; and



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         (iii)    during the period of time from DECEMBER 1, 1998 through to
                  NOVEMBER 30, 1999, the annual sum of TWENTY-ONE THOUSAND, TWO HUNDRED AND NINETEEN DOLLARS AND TWENTY CENTS ($21,219.20) payable in advance in equal monthly instalments of ONE THOUSAND, SEVEN HUNDRED AND SIXTY-EIGHT DOLLARS AND TWENTY-SEVEN CENTS ($1,768.27) each on the first day of each month, based upon an annual rate of THREE DOLLARS AND EIGHTY CENTS ($3.80) per square foot of the Rentable Area of the Leased Premises.

         (iv) during the period of time from DECEMBER 1, 1999 through to NOVEMBER 30, 2000, the annual sum of TWENTY-TWO THOUSAND, EIGHT HUNDRED AND NINETY-FOUR DOLLARS AND FORTY CENTS ($22,894.40) payable in advance in equal monthly instalments of ONE THOUSAND, NINE HUNDRED AND SEVEN DOLLARS AND EIGHTY-SEVEN CENTS ($1,907.87) each on the first day of each month, based upon an annual rate of FOUR DOLLARS AND TEN CENTS ($4.10) per square foot of the Rentable Area of the Leased Premises.

         (v) during the period of time from DECEMBER 1, 2000 through to NOVEMBER 30, 2001, the annual sum of TWENTY-FOUR THOUSAND, TWO HUNDRED AND NINETY DOLLARS AND FORTY CENTS ($24,290.40) payable in advance in equal monthly instalments of TWO THOUSAND AND TWENTY-FOUR DOLLARS AND TWENTY CENTS ($2,024.20) each on the first day of each month, based upon an annual rate of FOUR DOLLARS AND THIRTY-FIVE CENTS ($4.35) per square foot of the Rentable Area of the Leased Premises.

         If the Landlord in accordance with Section 1.03 hereof determines that the Rentable Area of the Leased Premises is other than the area set out in Section 1.03 there shall be a proportionate increase or decrease in the Base Rent, retroactive to the Rent Commencement Date.

                                    ARTICLE 6

                                      TAXES

6.01     PROPERTY TAXES ON LEASED PREMISES

The Tenant shall pay to the Landlord, as additional rent all Property Taxes levied, rated, charged or assessed during the Term on or in relation to the Leased Premises, or any part thereof or allocated thereto under Section 6.02. Payment shall be due in equal monthly instalments over the period Property Taxes are collected by the taxing authority, based on estimates by the Landlord, such that the Landlord will have in its hands an amount sufficient to pay each instalment of Property Taxes when due to the taxing authorities. If the Landlord so directs, the Tenant shall pay Property Taxes directly to the taxing authorities. In that event the Tenant shall make payment on or before the due date of each instalment and shall provide to the Landlord on demand evidence of payment in the form of receipted bills.

6.02     DETERMINATION OF PROPERTY TAXES

(a) If in any year with respect to any Property Taxes the Leased Premises are assessed separately by the relevant authorities, the Property Taxes payable by the Tenant under Section 6.01 shall be computed on the basis of such separate assessments. The Tenant shall, subject to obtaining the Landlord's prior written approval (not to be unreasonably withheld) and subject to providing the Landlord with such security in respect of such appeal as the Landlord shall reasonably require, be at liberty from time to time to appeal any such separate assessments directly to the taxing authorities and shall give notice of such appeal to the Landlord immediately upon filing the notice of appeal with the taxing authorities and keep the Landlord informed as to the progress of proceedings in respect thereof. The Tenant shall pay all Property Taxes based on such separate assessments, notwithstanding any such appeal and, notwithstanding that the separate assessments may include assessment relating to property or rights additional to the Leased Premises, such as Tenant's improvements, or an allocation to the Tenant of part of the assessment of Common Areas and Facilities.

(b) If in any year with respect to any Property Taxes the Leased Premises are not assessed separately as described in subsection (a), the Property Taxes payable by the Tenant under Section 6.01 shall be determined by the Landlord by allocating the Property Taxes levied or assessed against the total Project, or those portions that are not separately assessed, on a proportionate share basis. The Landlord shall allocate an equitable portion of the Property Taxes to any vacant premises intended for leasing, which portion shall not be included in the taxes described in Section 8.01(a).

6.03     BUSINESS TAXES AND OTHER TAXES OF TENANT

In each and every year during the Term, the Tenant shall pay as additional rent and discharge as and whenever they become due, and indemnify the Landlord from and against payment of, and any interest or penalty in respect of, the following:

(a) all Property Taxes in respect of tenant's fixtures, leasehold improvements, equipment or facilities on or about the Leased Premises, other than such as are included in the Property Taxes payable under
         Section 6.01;

(b) every tax, licence fee, rate, duty, and assessment of every kind (herein called "Business Taxes") with respect to any business carried on by the Tenant in the Leased Premises or by any subtenant, licensee, concessionaire or franchisee or anyone else, or in respect of the use or occupancy of, the Leased Premises by the Tenant, its subtenants, licensees, concessionaires or franchisees, or anyone else, (other than such taxes as income, profit, or similar taxes assessed upon the income of the Landlord).

At the direction of the Landlord, the Tenant shall pay all or any taxes mentioned in subsections (a) and (b) of this Section 6.03 to the Landlord, who shall then remit them to the proper authority. The Tenant shall on request furnish the Landlord with receipts for payment of such taxes.

6.04     TAX INCREASES ATTRIBUTABLE TO TENANT

If Property Taxes or any other taxes in respect of the Leased Premises or Project are greater than they otherwise would have been by reason of the constitution or ownership of the Tenant, the use of the premises by the Tenant, the school support of the Tenant, or any other reason peculiar to the Tenant, the portion of such taxes in each year attributable to such reason, as determined by the Landlord, shall be paid by the Tenant to the Landlord at the same time as, and in addition to, Property Taxes otherwise payable hereunder.

6.05     GOODS AND SERVICES TAX

The Tenant shall pay to the federal, provincial and municipal authorities imposing the same all goods and services tax and other taxes, by whatever name, assessed upon or as a direct result of the payment of Rent or any other amounts hereunder as often as such taxes (herein called "GST") become due. The Tenant shall pay GST to the Landlord for remittance by the Landlord to the taxing authority unless otherwise required by law. Without limiting the foregoing, if the Department of National Revenue issues an assessment claiming the Tenant has failed to pay all GST imposed under the Excise Tax Act or other applicable legislation in respect of any amounts payable by the Tenant under the Lease, the Tenant will immediately pay the amount of such assessment. The Tenant shall be entitled to appeal such assessment but will be obliged to hold the Landlord harmless from all liability arising from such assessment and appeal.

In the event that the Landlord is not entitled to claim an input tax credit with respect to GST paid on any expense or other charge which the Tenant is required to pay to the Landlord as part of Operating Costs under this Lease, the Landlord shall be entitled to include such GST as part of the Operating Costs but otherwise any GST payable by the Landlord in respect of any expense or other charge payable under the Lease shall not form part of Operating Costs and shall not be payable by the Tenant.

The amount of GST so payable by the Tenant shall be calculated by the Landlord in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which such GST applies are payable to the Landlord under the terms of this Lease or upon demand at such time or times as the Landlord from time to time reasonably determines. Notwithstanding any other provision of this Lease, the amount payable by the Tenant under this section shall be deemed not to be Rent, but the Landlord shall have all of the same remedies for and rights of recovery of such amount as it has for recovery of Rent under this Lease.

                                    ARTICLE 7

                             UTILITIES AND SERVICES

7.01     PAYMENT FOR UTILITIES AND SERVICES

The Tenant shall throughout the Term pay as additional rent all charges for use of Utilities or Services (including charges for excessive use) in or with respect to the Leased Premises as determined by the Landlord, ACTING REASONABLY. The Tenant shall advise the Landlord forthwith of any installations, appliances or business machines used by the Tenant and consuming or likely to consume large amounts of electricity or other Utilities and on request shall promptly provide the Landlord with a list of all installations, appliances and business machines used in the Leased Premises. The Landlord may require the Tenant to install a separate meter at the Tenant's expense if the Landlord determines that a separate meter is appropriate having regard to the Tenant's likely usage of Utilities. The Landlord SHALL, engage a qualified engineer or consultant to advise on any matter referred to in this section, and such party's decision shall be binding on the Landlord and Tenant.

7.02     INTERRUPTION OF UTILITIES

In no event shall the Landlord be liable for any injury to the Tenant, its employees, agents, or invitees, or to the Leased Premises, or to any property of the Tenant or anyone else, or for any loss of profits or business interruption, indirect or consequential damages, or for any other costs, losses or damages of whatsoever kind caused by or arising from any interruption or failure in the supply of any Utility to the Leased Premises.

7.03     INTERIOR CLIMATE CONTROL

The Landlord shall maintain in the Leased Premises conditions of reasonable temperature and comfort for normal occupancy for office purposes during business hours as determined by the Landlord (which hours shall be, until changed by the Landlord by notice in writing to the Tenant, from 8.00 a.m. to 6.00 p.m. from Monday to Friday, inclusive, except for holidays). The Landlord shall not be liable for any inadequacy in performance of the interior climate control system if the occupancy of the Leased Premises exceeds one person for every ten square metres (one person for every 108 square feet) of Usable Area or the electrical power consumed in the Leased Premises for all purposes exceeds 50 watts per square metre (4.6 watts per square foot) of Usable Area, or if the Tenant installs partitions or other installations in locations which interfere with the proper operation of the system or if the window coverings and exterior windows are not kept fully closed while the windows are exposed to direct sunlight. The Landlord may, and at the written request of the Tenant shall, make any changes which are reasonably necessary, and are feasible, to improve or alter the system so as to compensate for any use of the Leased Premises by the Tenant not in accordance with the foregoing standards, all at the Tenant's cost and expense in accordance with Section 13.09.

7.04     JANITORIAL SERVICE

THE TENANT ACKNOWLEDGES THAT IT SHALL, AT ITS OWN COST, BE RESPONSIBLE FOR THE JANITORIAL SERVICE IN THE LEASED PREMISES THROUGHOUT THE TERM.

7.05     ELECTRICITY

The Landlord shall furnish electricity to the Leased Premises for lighting and for office equipment capable of operating from the circuits available and standard to the Office Building, and the Landlord shall replace from time to time in accordance with a procedure established by the Landlord the electrical light bulbs, tubes and ballasts installed in the standard lighting fixtures in the Leased Premises. The Landlord may adopt a system of relamping and reballasting periodically on a group basis in accordance with its standard practice.

7.06     WASHROOMS

If the Leased Premises do not include washrooms, the Landlord shall permit the Tenant, its employees and invitees access to washrooms in common with others entitled thereto.

                                    ARTICLE 8

                                OPERATING COSTS

8.01     TENANT TO PAY PROPORTIONATE SHARE

The Tenant shall during the Term pay to the Landlord yearly as additional rent by monthly instalments its Proportionate Share of the REASONABLE costs and expenses (herein called "Operating Costs") incurred with respect to the operation, administration and management of the Project, such costs and expenses to include, without limiting the generality of the foregoing, the aggregate of:

(a) Property Taxes and Business Taxes and commercial concentration taxes levied, rated, charged or assessed against or in relation to the Project or any part thereof, or for which the Landlord may be liable in respect thereof, other than those applicable to particular premises intended for leasing and referred to in Article 6 hereof and similar provisions in other tenants' leases (including all costs incurred by the Landlord in appealing or contesting Property Taxes and Business Taxes) and Capital Tax as defined in Section 1.11 as it relates to or is attributed by the Landlord to the Project;

(b)      the cost of maintaining the insurance set out in Section 14.04;

(c) the cost of maintenance and operation of the Project including, without limiting the generality of the foregoing, the cost of Utilities and Services used or consumed in or with respect to the Project including the Leased Premises, other premises intended for leasing, and the Common Areas and Facilities, and the cost of snow removal, gardening, landscaping, garbage and waste collection, disposal and recycling, elevator and escalator maintenance, rental of equipment and signs, the cost of building supplies used by the Landlord in the maintenance and repairs of the Common Areas and Facilities, Utilities, heating, ventilating and air-conditioning, policing, security services, supervising and traffic control, painting and decorating, parking lot or garage, and signage; SUCH COST SHALL EXCLUDE THE PREPARATION OF ANY VACANT SPACE INTENDED FOR LEASING.

(d) REASONABLE management fees payable under contract for the administration of all matters relating to the Project and the cost of salaries and benefits (PROVIDED THAT IF SUCH PERSONNEL SERVICE MORE THAN ONE BUILDING, THE COST OF SALARIES AND BENEFITS SHALL BE ALLOCATED EQUITABLY AMONG THE BUILDINGS) provided to all personnel including contributions and premiums for fringe benefits, unemployment insurance, and workers' compensation insurance, pension plan contributions, and similar premiums and contributions and employer health levies, and payroll taxes, and the cost of any contractors or agents attributable to carrying out the maintenance, operation, supervision, management and promotion of the Project;

(e) the cost of repairs, replacements and REASONABLE improvements to the Common Areas and Facilities and the systems and facilities of the Project, including, without limiting the generality of the foregoing, the roof, parking lot, heating, ventilating and air-conditioning and Utility and Service systems and energy-saving and security devices, elevators and escalators, and to the equipment and chattels used in connection with the Project,

(f) audit or accounting fees incurred by the Landlord in the preparation of statements delivered to tenants of the Project, and the cost of conducting environmental audits;

(g)

         (i)

         (ii)

(h)

(i)

In calculating Operating Costs, the following shall not be included:

(j) Property Taxes, Business Taxes, and the cost of Utilities and Services which are chargeable to the Tenant under Articles 6 and 7 of this Lease or would be chargeable to other tenants of the Project under comparable provisions in their leases;

(k) interest, depreciation, financing or capital costs and income taxes and other taxes personal to the Landlord;

(l) any compensation received with respect to any of the foregoing expenses by way of insurance proceeds or damages; and

(m) the cost of improvements to particular premises intended for leasing and real estate or other commissions relating to leasing premises within the Project

8.02     ALLOCATION RELATING TO ALTERNATE USES

Where the Project includes retail, residential or industrial uses, the Landlord shall allocate the Operating Costs referred to in Section 8.01 to office tenants, retail tenants, residential tenants and industrial tenants on such basis as it may in its sole discretion determine, and for the purpose of Section 8.01, Operating Costs shall include only the portion of Operating Costs allocated to office tenants.

8.03     ADJUSTMENT FOR VACANCIES

If there are any vacancies in the Project and because of such vacancies actual Operating Costs are less than they would have been if the Project had been fully rented, then for the purpose of determining the amount payable by the Tenant under Section 8.01 actual Operating Costs for the relevant accounting period shall be increased by the amount of any savings in Operating Costs for such period attributable to such vacancies (as determined by the Landlord acting reasonably) and any reference to Operating costs in this Article 8 shall be deemed to refer to Operating Costs as so increased.

                                    ARTICLE 9

                                 QUIET ENJOYMENT

9.01     QUIET ENJOYMENT

The Landlord covenants with the Tenant that if the Tenant pays the rents hereby reserved and performs its covenants and obligations herein contained, the Tenant shall and may peaceably possess and enjoy the Leased Premises for the Term hereby granted without any interruption or disturbance from the Landlord or any other person lawfully claiming by, from or under him.

                                   ARTICLE 10

                           COMMON AREAS AND FACILITIES

10.01    USE OF COMMON AREAS AND FACILITIES

The Tenant shall have the right to the use of the Common Areas and Facilities of the Project for itself and its invitees in common with the Landlord, other tenants, and their invitees for the purpose of access to the Leased Premises, but subject to and in accordance with this Lease and the Rules and Regulations described in Section 12.02. The regulation and management of the Common Areas and Facilities shall be under the exclusive control of the Landlord.

10.02    PARKING

PROVIDED THE TENANT IS NOT IN DEFAULT UNDER THE TERMS AND CONDITIONS OF THIS LEASE, THE LANDLORD WILL MAKE AVAILABLE TO THE TENANT FOR ITS USE FOUR (4) PARKING SPACE: ONE (1) RESERVED PARKING SPACE IN THE KING STREET PARKING LOT, TWO (2) UNRESERVED PARKING SPACES IN THE ADELAIDE STREET PARKING LOT AND ONE (1) OFF-SITE, UNRESERVED PARKING SPACE IN THE ADELAIDE STREET PARKING LOT FOR AS LONG AS THE LANDLORD HAS THE CONTRACT FOR SUCH PARKING SPACE, AT SIXTY-FIVE DOLLARS ($65.00) PER MONTH PER SPACE PLUS APPLICABLE TAXES SUBJECT TO CHANGE FROM TIME TO TIME AND SUBJECT TO LANDLORD'S RULES AND REGULATIONS WITH RESPECT TO SUCH PARKING FACILITIES THROUGHOUT THE TERM OF THE LEASE. THE LANDLORD COVENANTS AND AGREES TO USE ITS BEST REASONABLE EFFORTS TO MAINTAIN ITS CONTRACT FOR THE AFORESAID PARKING SPACES.

The regulation and management of the parking area shall be under the exclusive control of the Landlord who shall have the sole right to determine the manner, location and times of parking by the Tenant and its invitees and whether or not to maintain or institute a system of parking charges. The Tenant shall co-operate and observe all provisions of the Landlord's parking policies and any Rules and Regulations made with respect thereto. The Landlord may lease or make other arrangements for management of the parking areas or facilities with any person or company.

10.03    TENANT NOT TO INTERFERE

The Tenant shall not without the permission of the Landlord keep or display any merchandise, sign or other thing on or about, or solicit or conduct business on, or obstruct any of the Common Areas and Facilities.

10.04    INTERRUPTION AND ALTERATION OF COMMON AREAS AND FACILITIES

The Landlord may from time to time effect changes, alterations, enclosures, expansions, reductions, replacements or repairs to all or any part of the Common Areas and Facilities and the buildings in the Project including, without limiting the generality of the foregoing, the construction of additional buildings or additions to existing buildings. In so doing, the Landlord shall not disturb the operation of the Tenant's business any more than is reasonably necessary in the circumstances, but shall not be liable for any damages whether direct, indirect or consequential to any person or property in respect of any temporary interference with or denial of access during the performance of such work, or in any other way in respect of the performance of such work, or for failure to perform such work, or for any interference with the business of the Tenant while any portion of the Common Areas and Facilities is in need of repair, inoperable or otherwise not in its normal operating condition. The Landlord may now own, or may acquire, lands or buildings contiguous to or near the Project and may at its option retain them separately or treat them as part of the Project. The Landlord may cease to treat as part of the Project any buildings or vacant lands (whether or not paved) now forming part of the Project. The Landlord may create easements, burdens, servitudes, and restrictions over the lands of the Project for the benefit of any contiguous or nearby lands. When any change or other event described in this section has been effected, the term "Project" as used herein shall refer to the Project as altered by such change or event. The Landlord shall at all times ensure that any such change or event does not prevent reasonable access to the Project, notwithstanding that portions of the parking areas, common walkways, enclosed common areas or other portions of the Common Areas and Facilities may be reduced or eliminated as a consequence of any such change or event.

                                   ARTICLE 11

                                 USE OF PREMISES

11.01    USE OF PREMISES

(a) The Tenant shall use the Leased Premises for the purpose only of a SOFTWARE PUBLISHING COMPANY and business offices, as permitted by applicable by-laws or regulations, but not for the business of a bank or trust company or taking deposits from the public, and not for retailing, manufacturing or residential purposes, or for any unlawful purpose.

(b) The Landlord shall have the right in its sole and exclusive discretion to determine whether any aspect of the Tenant's business is within the use permitted under subsection (a) hereof and any REASONABLE notice thereof by the Landlord to the Tenant shall be conclusive and binding.

11.02    COMPLIANCE WITH BY-LAWS

The Tenant shall at its sole cost and expense at all times comply with all provisions of any present or future law, by-law, regulation or order enacted or made by any federal, provincial or municipal authority having jurisdiction or the Landlord's fire insurance underwriters, and shall not commit any act or omission that causes an increase in the fire and/or environmental risk or the cost of insurance or prevents the placing of insurance on the Project and shall promptly at its own expense effect any changes, additions, or repairs to the Leased Premises necessary to so comply or to cease so affecting the fire and/or environmental risk or the insurance. The foregoing obligations shall apply both with respect to the use of the Leased Premises and the construction, fixturing, repair, replacement, alteration, addition to or improvement thereof.

11.03    USE OF NAMES

The Tenant shall not use any name for the Project on its advertising and promotional materials relating to the business conducted on the Leased Premises other than the names designated by the Landlord from time to time. The Tenant shall not use such names for any purpose other than that of the business address of the Tenant. The Tenant shall acquire no rights in such names and shall forthwith discontinue the use of such names on the termination of this Lease.

                                   ARTICLE 12

                               TENANT'S BEHAVIOUR

12.01    NUISANCE

The Tenant shall not commit, cause or permit any nuisance or waste on the Leased Premises or the Common Areas and Facilities or permit the emission of any offensive or toxic substance, odour, or noise from the Leased Premises.

12.02    RULES AND REGULATIONS

The Rules and Regulations contained in Schedule "D" hereto shall form a part of this Lease and the remedies available to the Landlord for enforcement thereof shall be the same as for enforcement of any other provision of this Lease. The Landlord may from time to time in its sole discretion promulgate additional reasonable Rules and Regulations, which shall as soon as the Tenant is given notice of them have full force and effect as if originally embodied in this Lease. Any such additional REASONABLE Rules and Regulations may effect alterations to existing Rules and Regulations and may deal with the matters dealt with in the Rules and Regulations contained in Schedule "D" and any other matters of a similar or dissimilar nature as the Landlord deems advisable, but may not conflict with any specific provisions of this Lease. The Landlord shall be under no obligation to enforce the Rules and Regulations against the Tenant or against any other tenant of the Project or any other person, and shall be under no liability for failure to enforce them.

12.03    SIGNS AND EXTERIOR INSTALLATIONS

(a) The Tenant shall be entitled to an identification sign at or near the entrance to the Leased Premises and a directory listing in the main directory of the Office Building, to be subject to the prior written approval of the Landlord as to design, size and location, and to be installed at the Tenant's expense and in accordance with any uniform pattern of signs which may be adopted by the Landlord. The Landlord reserves the right to attend to such installation and bill the Tenant therefor.

(b) The Tenant shall not, without the prior written consent of the Landlord, erect, install or maintain any sign, lettering, placard or any other advertising material of whatsoever nature or size, painted upon, posted upon or otherwise affixed to the exterior of the building or exterior of the Leased Premises, or within the Common Areas and Facilities, or affixed to either side of any glass on the windows or doors of the Leased Premises.

(c) The Tenant shall not install any exterior lighting, plumbing or electrical lines, shades, awnings, exterior decorations or painting or marking, or erect or permit any insignia, barrier, aerial mast or other device or installation on the exterior of the Leased Premises without the prior written consent of the Landlord.

                                   ARTICLE 13

                        MAINTENANCE, REPAIRS, ALTERATIONS

13.01    TENANT'S MAINTENANCE AND REPAIR

(a) The Tenant shall at all times at its own expense keep the Leased Premises and its contents, including, without limiting the generality of the foregoing, all leasehold improvements, fixtures, inventory, glass, doors, hardware, walls, floors and ceilings in a neat, clean and tidy condition, painted and decorated and in good and substantial repair. The Tenant shall make all needed repairs and replacements thereto (except for repairs or replacements which the Landlord must make under Section 13.05 or Article 15) and perform all necessary painting, decoration, redecoration, repairs, and replacements with due diligence and dispatch. The Landlord may at its option elect to perform any of the obligations of the Tenant set out in this section.

(b) The Landlord shall at the Tenant's expense (unless the Landlord is covered for such expense under its insurance) perform all necessary repairs or replacements to the electric, plumbing, heating, ventilating, air-conditioning and other fixtures, piping or wiring serving the Leased Premises exclusively, whether or not located herein.

         THE LANDLORD ACKNOWLEDGES THAT AS OF THE DATE THE TENANT TAKES POSSESSION OF THE LEASED PREMISES, THE BUILDING STANDARD MECHANICAL SYSTEMS SUCH AS THE HEATING, VENTILATING AND AIR-CONDITIONING SYSTEM AND BUILDING STANDARD LIGHTING, ELECTRICAL AND PLUMBING SYSTEMS SERVING THE LEASED POESIES SHALL BE IN GOOD WORKING ORDER.

13.02    LANDLORD'S APPROVAL

The Tenant shall not make any repairs, alterations, replacements or improvements to the structure, any perimeter or bearing wall, the sprinkler system, or the heating, ventilating, air-conditioning, plumbing, electrical or mechanical equipment of the Leased Premises without obtaining the Landlord's prior written approval, which approval may NOT be unreasonably or arbitrarily withheld AND may be given on such conditions as the Landlord imposes. With any such request the Tenant shall submit to the Landlord details of the proposed work, including drawings and specifications prepared by qualified architects or engineers, if the Landlord shall so require, and conforming to good construction practice. The Tenant will pay the Landlord's reasonable out-of-pocket expenses for PRE-APPROVED consulting services in connection with the Landlord's consideration of any request for approval under this section. Any such repairs, alterations, replacements or improvements shall comply with all applicable laws, by-laws, regulations, and orders enacted or made by any federal, provincial or municipal authority having jurisdiction, and the Landlord's fire insurance underwriters and with Section 11.02 hereof. The Tenant shall at its own expense obtain all requisite building and other permits. All repairs, alterations, replacements or improvements shall become part of the Leased Premises and shall not be removed by the Tenant without the prior written consent of the Landlord.

13.03    PERFORMANCE OF WORK

The Tenant shall indemnify the Landlord and save it harmless from any costs, expenses, damages or increased insurance premiums DUE TO THE PERFORMANCE OF ANY WORK BY THE TENANT OR BY THE TENANT'S CONTRACTORS OR SERVICE PROVIDERS (whether or not the Landlord's approval was required or obtained under Section 13.02). Any work shall be performed only by competent persons whose labour affiliations are compatible with those of others employed by the Landlord or its contractors subject to supervision and direction of the Landlord. The Tenant shall promptly remove any persons from the Leased Premises and the Project, if so instructed by the Landlord, in the event of a conflict of jurisdiction between unions, or if the presence of such persons causes or may cause a labour dispute. In performing any work, the Tenant, its employees, agents and invitees shall not interfere with the use and enjoyment of other tenants' premises or with the use and enjoyment of the Common Areas and Facilities. The Landlord may require that the Tenant permit the Landlord to construct any proposed work, at the cost and expense of the Tenant, together with fifteen percent (15%) on account of the Landlord's overhead and supervision.

13.04    ENTRY

The Landlord and persons authorized by it may enter the Leased Premises at all reasonable times to examine the condition thereof and the Tenant shall promptly repair in accordance with REASONABLE notice in writing given by the Landlord. The Landlord and persons authorized by it may enter the Leased Premises at all reasonable times UPON REASONABLE NOTICE, and at any time in case of emergency, for the purpose of effecting changes, repairs or alterations to any of the fixtures, equipment or systems contained in the Leased Premises or adjacent thereto, or for the purpose of access to other parts of the Project and may install fixtures, equipment and systems in the Leased Premises for service to the Leased Premises or other parts of the Project. In so doing, the Landlord shall interfere as little as possible with the Leased Premises and the business of the Tenant, but shall not be liable to the Tenant with respect to any interference.

13.05    LANDLORD'S REPAIRS

Subject to Article 15, the Landlord shall make structural repairs to the roof, foundations, exterior walls, structural floor, columns and bearing walls supporting or surrounding the Leased Premises, and shall service and repair the elevators and escalators. The Landlord shall effect any repairs for which it is responsible expeditiously in the circumstances AND SHALL INTERFERE AS LITTLE AS IS REASONABLY POSSIBLE IN THE CIRCUMSTANCES WITH THE TENANT'S BUSINESS OPERATIONS IN THE LEASED PREMISES, but shall not be liable for any damages, whether direct, indirect or consequential, to any person or property in respect of any non-repair or for failure to carry out repairs. Subject to Article 15, there shall be no abatement of rent until the completion of or during the performance of repairs.

13.06    NOTICE OF DAMAGE

The Tenant shall promptly notify the Landlord of any damage to or deficiency or defect in any part of the Leased Premises or the Project as soon as the Tenant becomes aware thereof and whether or not the Landlord has any obligation to repair such damage.

13.07    DAMAGE TO PROJECT

If the Project or any part thereof becomes damaged through the negligence, carelessness or misuse of the Tenant, its employees or agents, the Tenant shall be responsible for rectifying such damage, which rectification shall be performed by the Landlord at the REASONABLE cost and expense of the Tenant, together with fifteen percent (15%) on account of the Landlord's overhead and supervision.

13.08    LIENS

The Tenant shall forthwith on demand indemnify and save the Landlord harmless from any liabilities, claims, damages or expenses (including legal expenses) due to or arising from any claim for a construction, builders' or other lien made against the Leased Premises or made against the Project in relation to any work done by, for or on behalf of the Tenant. The Tenant shall cause all registrations of any such claims or Certificates of Action related thereto to be discharged or vacated within five (5) days of notice from the Landlord requiring it to do so, failing which the Landlord, in addition to any other rights or remedies it may have hereunder, may, but shall not be obligated to, cause such claims or Certificates to be discharged or vacated by payment to the claimant, payment into court, or otherwise and the Tenant shall pay the Landlord's costs and expenses thereof, together with fifteen per cent (15 %) on account of the Landlord's overhead and supervision.

13.09    PERFORMANCE BY LANDLORD

If the Tenant fails to expeditiously perform any duty for which it is responsible under this Article, the Landlord may perform any such duty and the Tenant shall pay the Landlord's costs and expenses thereof forthwith on their being incurred, together with fifteen percent (15%) on account of the Landlord's overhead and supervision.

13.10    RIGHT TO RELOCATE

The Landlord has the right at any time or times to change or relocate the Leased Premises as shown on Schedule "B".

In the event of any relocation of, or change made to the Leased Premises by the Landlord after the approval of the Tenant's plans, but prior to the Rent Commencement Date, the Landlord shall reimburse the Tenant for additional expenses to which the Tenant may be put as a result of such change or relocation.

IN THE EVENT OF ANY RELOCATION OF THE LEASED PREMISES BY THE LANDLORD AFTER THE RENT COMMENCEMENT DATE, THE LANDLORD SHALL:

         (i) PAY TO THE TENANT ALL REASONABLE MOVING COSTS AND ALL OTHER REASONABLE DIRECT COSTS INCURRED BY THE TENANT, BUT IN NO EVENT SHALL THE LANDLORD BE RESPONSIBLE FOR ANY LOSS OF BUSINESS OR CONSEQUENTIAL DAMAGES. ALL SUCH COSTS SHALL BE AS EVIDENCED BY PAID INVOICES DELIVERED BY THE TENANT TO THE LANDLORD;

         (ii) ENSURE THAT THE RENTABLE AREA OF THE LEASED PREMISES IS NOT INCREASED OR DECREASED BY MORE THAN TEN PERCENT (10%); AND

         (iii) CONSTRUCT LEASEHOLD IMPROVEMENTS IN THE RELOCATED PREMISES OF EQUAL QUALITY AND COMPARABLE TO THOSE IN THE LEASED PREMISES AT THE TIME OF SUCH RELOCATION.

The Tenant shall not have the right to object to or make any claim other than as expressly set forth herein on account of the exercise by the Landlord of any of its rights under this Section 13.10 and the Tenant shall not be entitled to any abatement of Rent except an abatement of Base Rent for the period of time, if any, that the Tenant is unable to conduct business in the Leased Premises, as defined herein or as relocated, as a result of the performance of such changes. The Base Rent and additional rent payable by the Tenant with respect to the relocated premises shall be increased or reduced proportionately to any increase or reduction in the area of the Leased Premises as relocated.

The Landlord shall make any such changes as expeditiously as is reasonably possible in the circumstances and shall interfere as little as is reasonably possible in the circumstances with the Tenant's business operation in the Leased Premises. The Tenant shall forthwith, at the request of the Landlord, execute such further assurances, releases or documents as may be required by the Landlord to give effect to any of the Landlord's rights under this Section 13.10.

13.11    CONTAMINANTS

(a) The Tenant will not bring into or store in the Leased Premises nor allow or cause the Leased Premises or any part of it to be used for any business which, either directly or indirectly, involves the preparation, production or storage of any Contaminants except in accordance with this Section 13.11 and the Applicable Laws.

(b) If at any time, notwithstanding the foregoing covenant of the Tenant, there shall be any Contaminants upon the Leased Premises or a part thereof AS A RESULT OF THE TENANT'S USE OR OCCUPANCY, or if there shall be an occurrence on the Leased Premises contrary to any provision of the Applicable Laws, then such Contaminants shall be and remain the sole and exclusive property of the Tenant and shall not become the property of the Landlord notwithstanding the degree of affixation of Contaminants or the goods containing the Contaminants to the Leased Premises and notwithstanding the expiry or earlier termination of this Lease, and the Tenant shall, at its own expense:

         (i) immediately give the Landlord notice to that effect and thereafter from time to time give the Landlord written notice of the extent and nature of the Tenant's compliance with the following provisions of this section;

         (ii) promptly remove the Contaminants from the Leased Premises in a manner which conforms with the applicable Laws governing the movement of the same;

         (iii) remedy any damages to the Leased Premises, the Project or the lands caused by such event within the Leased Premises or by the performance of the Tenant's obligations under this section as a result of such occurrence;

         (iv) if required by any of the Applicable Laws, clean up any Contaminants held, released, spilled, abandoned or placed upon the Leased Premises, the Project or the lands or released into the environment by the Tenant in the course of the Tenant's business or as a result of the Tenant's use or occupancy of the Leased Premises. The Tenant shall, at its own expense, prepare all necessary studies, plans and proposals and submit the same for approval, provide all bonds and other security required by governmental authorities having jurisdiction to carry out the work required and shall keep the Landlord fully informed and provide to the

                  Landlord full information with respect to proposed plans and comply with the Landlord's reasonable requirements with respect to such plans. The Tenant agrees that the Landlord may itself undertake such work or any part thereof at the cost and expense of the Tenant; and

         (v) if requested by the Landlord, obtain a report from an independent qualified consultant designated or approved by the Landlord verifying the complete and proper removal thereof from the Leased Premises or reporting as to the extent and nature of any failure to comply with the foregoing provisions of this section.

(c) The Tenant shall not allow any Contaminants to migrate FROM AND beyond the Leased Premises onto the Common Areas and Facilities or any portion of the Project or off the Project to any adjacent lands. However, the Tenant covenants that it shall, at its own expense, remove or clean up any Contaminants whether it be found on the Leased Premises, on the Common Areas and Facilities or any portion of the Project, or on any adjacent lands off the Project, as a result of any migration of Contaminants from the Leased Premises.

(d) The Tenant shall immediately notify the Landlord of any notice of violation or of any allegation of a violation received by the Tenant that any environmental law or regulation may have been violated by the Tenant, or of any notice that any administrative or judicial order has been made against the Tenant, or of any notice requiring the Tenant to take any action in connection with the discharge of any Contaminants into the environment.

(e) By written request, the Tenant may request the Landlord's consent to the bringing, storage or use of Contaminants on the Leased Premises. The Landlord may withhold or refuse to give consent or may withdraw consent previously granted without any obligation by the Landlord to provide a reason for doing so. With respect to any such Contaminants to which the Landlord consents, the Tenant shall:

         (i) comply with the Applicable Laws regulating the manufacture, use, storage, transportation or disposal of Contaminants and provide to the Landlord any proof of the Tenant's compliance with such Applicable Laws as required by the Landlord;

         (ii) promptly submit written reports to the Landlord regarding the Tenant's use, storage, treatment, transportation, generation, disposal and/or sale of Contaminants.

(f) The Tenant hereby authorizes the Landlord to make enquiries from time to time of any government or governmental agency with respect to the Tenant's compliance with any Applicable Laws pertaining to the Tenant, the Tenant's business and the Leased Premises including, without limitation, laws and regulations pertaining to Contaminants and the protection of the environment; and the Tenant covenants and agrees that it shall from time to time provide to the Landlord such written authorization as the Landlord may reasonably require in order to facilitate the obtaining of such information.

(g) The Tenant shall indemnify, defend and save the Landlord harmless from and against any and all claims, demands, actions, losses, damages, costs, fees, penalties and charges whatsoever for which the Landlord shall or may become liable or incur or suffer by reason of any Contaminants being held, released, spilled, abandoned, or placed upon or under the lands, Project or the Office Building by the Tenant, subsequent to the Commencement Date but notwithstanding the expiry or earlier termination of this Lease.

(h) The obligations of the Tenant hereunder relating to Contaminants shall survive the expiry or earlier termination of this Lease save only that, to the extent that the performance of those obligations requires access to or entry upon the Leased Premises or any part thereof, the Tenant shall have such entry and access only at such times and upon such terms and conditions as the Landlord may from time to time specify and the Landlord may, at the Tenant's cost and expense, itself or by its agents, servants, employees, contractors and subcontractors undertake the performance of any necessary work in order to complete such obligations of the Tenant, but having commenced such work, the Landlord shall have no obligation to the Tenant to complete such work.

THE LANDLORD CONFIRMS THAT AS OF THE COMMENCEMENT DATE, TO THE BEST OF ITS KNOWLEDGE AND BELIEF, THE LEASED PREMISES DO NOT CONTAIN ANY CONTAMINANTS.

                                   ARTICLE 14

                             INSURANCE AND LIABILITY

14.01    TENANT'S INSURANCE

(a) The Tenant shall throughout the Term hereof keep in full force and effect at its sole cost and expense in the names of the Tenant, the Landlord, the Landlord's property manager and the Landlord's mortgagees or hypothecary creditors, as their respective interests may appear, the following insurance:

         (i) insurance upon the Tenant's property normally located within the Project, and property which the Tenant is obligated to repair under Article 13, including stock in trade, inventory, furniture, fittings, leasehold improvements, Tenant's fixtures in an amount equal to the full replacement costs thereof, against at least the perils of fire, sprinkler leakage, theft, robbery, burglary, vandalism, riot, civil commotion, impact of aircraft, water damage, earthquake, flood, and any perils not mentioned above which are included in normal "all risks" coverage. The decision of the Landlord as to full replacement cost of the property insured shall be conclusive;

         (ii) insurance against all explosion, rupture or failure of boilers, pressure vessels or equipment owned by the Tenant;

         (iii) liability insurance against claims for personal injury liability, death or property damage occurring upon, in or about the Leased Premises, including personal liability, liability assumed by contract, Tenant's legal liability. Such policy shall have a limit of not less than $3,000,000 in respect of any one occurrence and not less than $1,000,000 for injury or death to a single person and not less than $500,000 in respect of any single instance of property damage, and shall provide for cross liability and severability of interests and that it is primary insurance and will not call into contribution any other insurance available to the Landlord, its mortgagees.

         (iv) such other types of insurance, or such other amounts or additional risks with respect to insurance of the types set out above, as would be carried by a prudent Tenant and as the Landlord or its mortgagees may from time to time REASONABLY require.

(b) All the foregoing policies shall be kept in good standing and in full force and effect at all times throughout the Term, shall be reviewed annually by the Tenant to ensure that they are up to date, and shall be in a form and with insurers acceptable to the Landlord. All the foregoing policies shall contain a waiver of any right of subrogation or recourse by the Tenant's insurers against the Landlord or the Landlord's mortgagees, their contractors, agents and employees, whether or not any loss is caused by the act, omission or negligence of the Landlord, its mortgagees, their contractors, agents or employees. The Tenant shall obtain undertakings to the Landlord from its respective insurers that none of the foregoing policies shall be cancelled or allowed to lapse or materially changed, as against the Landlord or its mortgagees until at least thirty (30) days written notice has been given to the Landlord and its mortgagees to that effect. The Tenant shall furnish the Landlord and keep it furnished at all times with certified copies of all such insurance policies in force and copies or such undertakings or other evidence thereof satisfactory to the Landlord.

(c) If the Tenant fails to take out any of the foregoing insurance, or permits any such insurance to lapse, or fails to put such insurance in good standing promptly after the Landlord or its mortgagees have received notice of an intended cancellation or lapse and have notified the Tenant thereof, the Landlord or its mortgagees may place such insurance on the Tenant's behalf and the premiums payable for such insurance shall be payable by the Tenant to the Landlord or its mortgagees forthwith.

14.02    COMPLIANCE WITH LANDLORD'S INSURANCE

The Tenant agrees that it, its employees, agents and invitees will not keep, use, sell, or offer for sale in or upon the Leased Premises any article or substance which may be prohibited by the insurance policies of the Landlord covering the Project, or do or omit, or permit to be done or omitted anything which will cause any increase in the insurance premiums or the cancellation of any insurance policy of the Landlord. In the event any increase in premiums is caused by any breach of the foregoing, or by any other activity of the Tenant, its employees, agents, or invitees, the Tenant shall pay such increase to the Landlord forthwith ON RECEIPT OF PROOF OF THE FOREGOING. If any insurance policy shall be cancelled or the coverage reduced by reason of anything arising out of the use and occupation of the Leased Premises, whether or not the first sentence of this section has been complied with, and if the Tenant fails to forthwith remedy the condition giving rise to such cancellation or reduction upon notice thereof by the Landlord, the Landlord may enter the Leased Premises and remedy the condition at the sole cost and expense of the Tenant, and in addition or in the alternative, the Landlord may exercise any other remedies provided in this Lease or by law for default by the Tenant without further notice, any other provision in this Lease notwithstanding.

14.03    LOSS OR DAMAGE

The Landlord, its contractors, agentes and employees shall not be liable for any death, injury, or damage to or loss of property, of the Tenant, its employees, agents, or invitees occurring in or about the Leased Premises or the Project, whether or not such death, injury, damage or loss resulted from the deliberate act, omission, or negligence of the Landlord, its contractors, agents or employees or other persons for whom it may be responsible. All property of the Tenant within the Leased Premises (including storage space, if any) shall be at the risk of the Tenant only and the Landlord shall have no obligation with respect to security or protection of any such property. The Tenant will indemnify the Landlord and save it harmless from any and all losses or claims, actions, demands, liabilities and expenses (including legal fees as between a solicitor and his own client and judicial or extra-judicial fees of advocates and notaries) in connection with loss of life, personal injury and/or damage to or loss of property arising out of any occurrence in or about the Leased Premises or the Project occasioned or caused wholly or in part by any act or omission of the Tenant or its invitees.

14.04    LANDLORD'S INSURANCE

The Landlord shall throughout the Term of this Lease maintain insurance on the Project, its income therefrom, and the machinery, boilers, pressure vessels and equipment contained therein (other than insurance on any property which the Tenant is obliged to insure under the provisions of Section 14.01 and other than any insurance which other tenants are obliged to maintain under the provisions of their leases) against damage by fire, explosion, rupture and such other perils and in such amounts and with such insurers as the Landlord may, in its sole discretion, determine. The Landlord shall carry liability insurance for injury, death and property damage in such amounts as it deems prudent. The Tenant shall not be an insured under the Landlord's policies, nor shall it be deemed to have any insurable interest in the property covered by such policies, or any other right or interest in such policies or their proceeds.

14.05    INDEMNIFICATION OF THE LANDLORD

Despite anything else in this Lease, the Tenant will indemnify the Landlord and Mortgagee and save them harmless from all loss (including loss of Rent payable by the Tenant under this Lease), claims, actions, damages, liability and expenses in connection with loss of life, personal injury, damage to property or any other loss or injury arising from this Lease or any occurrence in, on, or at the Leased Premises, or the occupancy or use by the Tenant of the Leased Premises, or any part of them, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be on the Leased Premises by the Tenant.

                                   ARTICLE 15

                              DAMAGE, EXPROPRIATION

15.01    DAMAGE TO LEASED PREMISES

If the Leased Premises shall at any time be wholly or partially destroyed or damaged, the following provisions shall apply.

(a) If the Leased Premises are not rendered unfit for the Tenant's use by such damage, then Rent shall not abate and the Tenant shall promptly repair the Leased Premises.

(b) If the Leased Premises are rendered unfit for the Tenant's use to an extent of less than fifty percent (50%) then RENT shall abate from the date of the damage in the proportion that the area rendered unfit bears to the area of the Leased Premises.

(c) If the Leased Premises are rendered unfit for the Tenant's use to an extent of fifty per cent (50%) or more, then the full amount of RENT shall wholly abate from the date of the damage and the Tenant shall cease to carry on business on the Leased Premises. The Landlord may, at its option (without prejudice to its right of termination hereinafter expressed) permit the Tenant to carry on business in any portion of the Leased Premises which is fit for use on such terms as to payment of Rent and otherwise as the Landlord may specify. In the event the Leased Premises are rendered unfit for use to an extent of fifty per cent (50%) or more, the Landlord may elect to terminate this Lease by written notice to the Tenant given within ninety (90) days from the date of the damage, and in that event the Lease shall terminate effective from the date of the damage.

(d) Whenever subsections (b) or (c) apply, unless the Landlord elects to terminate this Lease under subsection (c) or under Section 15.02, the Landlord shall commence diligently to reconstruct, rebuild or repair the building TO THE SAME CONDITION THAT EXISTED PRIOR TO THE DAMAGE and to the extent only of the Landlord's repair obligations under the Lease. In performing any reconstruction or repair, the Landlord may effect changes in the buildings, equipment or systems of the Project or minor changes in the location or area of the Leased Premises. The Landlord shall have no obligation to grant to the Tenant any Tenant's allowances to which it may have been entitled at the beginning of the Term.

(e) Whenever subsections (b) or (c) apply and the Landlord has not elected to terminate this Lease, the Landlord shall give the Tenant written notice, WITHIN NINETY (90) DAYS FROM THE DATE OF THE DAMAGE, OF THE PERIOD REQUIRED BY THE LANDLORD TO COMPLETE the Landlord's reconstruction, rebuilding or repair of the Leased Premises to the extent that the Tenant can have access thereto or that no Landlord's reconstruction. rebuilding or repair is required. Basic Rent shall recommence on the date or delivery of such notice and thereafter the Tenant shall proceed diligently to perform all Tenant's work to the extent of the Tenant's repair obligations under this Lease, and to perform all other work required to fully restore the Leased Premises. IN THE EVENT THE LANDLORD'S RECONSTRUCTION, REBUILDING OR REPAIR OF THE LEASED PREMISES CANNOT BE COMPLETED WITHIN ONE HUNDRED AND EIGHTY (180) DAYS OF THE DATE OF THE DAMAGE, THE TENANT MAY TERMINATE THIS LEASE BY WRITTEN NOTICE TO THE LANDLORD GIVEN WITHIN TEN (10) DAYS OF RECEIPT OF THE LANDLORD'S ESTIMATE AND IN SUCH EVENT RENT WILL ABATE AS OF THE DATE OF DAMAGE OR DESTRUCTION.

15.02    DAMAGE TO PROJECT

If the Project shall at any time be wholly or partially destroyed or damaged, or in need of structural repair, or otherwise rendered unfit for use (whether or not the Leased Premises have been affected) to the extent that any of the following shall have occurred:

(a) twenty-five per cent (25%) or more of the floor area of the Office Building has become unfit for use;

(b) twenty-five per cent (25 %) or more of the floor area of the buildings or structures in the Project has become unfit for use;

then the Landlord may elect, within sixty (60) days from the date of such damage or from the date the premises become unfit for use, as follows:

(c) to terminate this Lease on thirty (30) days' notice to the Tenant, in which event Rent shall remain payable until the date of termination (unless it has abated under Section 15.01);

(d) to close the Project or any portion thereof during the performance of repairs;

(e) to close the Leased Premises (if they are part of the portion of the Project requiring repairs), in which event the Leased Premises shall be closed from the day specified by the Landlord, all Rent shall abate from such day, and the Landlord shall (unless it elects to terminate this Lease under Section 15.01(c), if applicable) proceed diligently to effect the necessary repairs and to reopen the portions of the Project so closed. The Landlord shall (subject to Section 15.01(c), if applicable) notify the Tenant of the day on which it may recommence business on the Leased Premises and Rent shall recommence on such date.

15.03    DECISION OF ARCHITECT

Any decisions regarding the extent to which the Leased Premises or any portion of the Project has become unfit for use shall be made by an architect, professional engineer or surveyor appointed by the Landlord, whose decision shall be final and binding upon the parties.

15.04    EXPROPRIATION

If at any time during the Term, by exercise by any competent authority of powers of expropriation, condemnation or eminent domain, title is taken to any of the following:

(a) the whole or any portion of any of the buildings situate on the Project whether or not the Leased Premises is included;

(b) any portion of the lands (including paved parking areas) of the Project not covered by buildings, such that the portion of lands remaining does not comply with all applicable municipal or other governmental building, zoning, parking, or other requirements;

(c) any portion or the lands (including paved parking areas) of the Project not covered by buildings, consisting of ten per cent (10%) or more of the land area of the Project at the time of such taking; the Landlord may at its option within sixty (60) days of receiving notice that title has been so taken give to the Tenant at least thirty (30) days notice of termination of this Lease. Upon such termination, neither the Landlord nor the Tenant shall have any claim on the other with respect to any such expropriation or taking, but both parties shall be free to separately pursue their claims for compensation for the loss of their respective interests in the Leased Premises and shall be entitled to receive and retain such compensations as may be awarded or paid to them respectively and agree to co-operate with each other in pursuing their respective claims. If an award of compensation made to the Landlord specifically includes an award for the Tenant, the Landlord will remit to the Tenant the portion awarded for it. If any portion of the Leased Premises are so expropriated or taken, and the Landlord does not elect to terminate the Lease, then the provisions of Section 15.01 respecting abatement shall apply as if the portion so taken had been damaged, and the provisions of Section 15.01 with respect to reconstruction by the Landlord and Tenant shall apply to the portion remaining. After such reconstruction, Base Rent payable by the Tenant shall be in the same proportion to the original Base Rent as the area of the Leased Premises as reconstructed is to the area of the Leased Premises immediately prior to the taking.

15.05    TERMINATION ON DEMOLITION

If the Landlord shall have decided to substantially reconstruct, renovate, alter, sell and/or redevelop all or any part of the Project to the extent that vacant possession of the Leased Premises is required, or to demolish the building of which the Leased Premises form a part, the Landlord may terminate this Lease AT ANY TIME AFTER DECEMBER 31, 1998 by giving TWELVE (12) months notice in writing to the Tenant without obligation or liability to the Tenant. The Tenant shall deliver up vacant possession of the Leased Premises in accordance with the provisions of the Lease and will execute all documents and other assurances as are reasonably required to give effect to the provisions of this section.

                                   ARTICLE 16

                              FINANCING BY LANDLORD

16.01    ACKNOWLEDGMENT

Within ten (10) days after written request therefor by the Landlord, the Tenant shall deliver, in a form supplied by the Landlord, a certificate and acknowledgment to any proposed mortgagee or purchaser, or the Landlord, certifying (if such be the case) that this Lease is in full force and effect (or if there have been amendments, that the Lease is in full force and effect as amended and identifying the amending agreements), the Commencement Date and term of the Lease, the dates to which rent and other charges have been paid and whether the Tenant has made any prepayments hereof, whether there is any existing default by the Landlord or Tenant or any set-offs or claims by the one against the other, the Tenant is not insolvent as defined under the Bankruptcy and Insolvency Act (or if the Tenant is insolvent, providing details of same), and whether there is any work remaining to be done by the Landlord within or to the Leased Premises, and shall provide evidence of the Tenant's financial standing in reasonable detail and such other information as the Landlord may reasonably request. The Tenant shall, on the request of the Landlord, acknowledge in writing receipt of any notice of assignment of this Lease by the Landlord.

16.02    SUBORDINATION

This Lease and all the rights of the Tenant hereunder are and shall at all times be subject and subordinate to any and all mortgages, trust deeds, charges, liens or other security instruments or rights granted or placed on the Project or any part thereof by the Landlord. Upon request of the Landlord from time to time, the Tenant shall within ten days of such request execute such documents or assurances in such form as the Landlord or its lenders may require to subordinate this Lease to such security and all advances made or to be made upon the security thereof, and if requested, attorning to the holder thereof. Provided that the Tenant at all times shall (and whether or not a statement to that effect is made in any instrument referred to in the previous sentence) be entitled to be undisturbed in its occupation and possession of the Leased Premises by any holder of any security as described in this section, so long as the Tenant shall perform all of the terms and obligations contained in this Lease and shall execute such reasonable documents attorning to any such security holder as may be required.

16.03    ATTORNMENT

If any proceedings are brought for the foreclosure or other enforcement of any security held on the Project and upon the security holder duly entering into possession of the Project, or the portion thereof of which the Leased Premises form a part, the Tenant agrees to attorn to and become Tenant of such security holder and recognize such security holder as Landlord under this Lease.

16.04    ATTORNEY

The Tenant shall execute within ten (10) days of request therefor such instruments or certificates to carry out, evidence and give effect to the provisions of Sections 16.01, 16.02 and 16.03 hereof as shall be requested by the Landlord or any security holder in possession. IF SUCH EXECUTION IS NOT FORTHCOMING WITHIN THE TEN (10) DAY PERIOD THEN the Tenant hereby irrevocably appoints the Landlord as the Tenant's attorney with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates, and to appoint substitute attorneys.

16.05    FINANCIAL INFORMATION

THROUGHOUT THE TERM OF THIS LEASE, THE TENANT SHALL KEEP AND MAINTAIN, IN AN ACCESSIBLE LOCATION, AT ALL TIMES, FULL, TRUE AND ACCURATE BOOKS OF ACCOUNTS AND RECORDS ADEQUATE TO REFLECT CORRECTLY THE OPERATIONS OF THE TENANT WITH RESPECT TO THE LEASED PREMISES. THE LANDLORD IS TO BE PROVIDED WITH FULL FINANCIAL STATEMENTS PERTAINING TO THE OPERATION OF THE TENANT IMMEDIATELY UPON RECEIPT OF THE LANDLORD'S WRITTEN REQUEST. THE TENANT ACKNOWLEDGES THAT SUCH FINANCIAL STATEMENTS ARE BEING PROVIDED TO THE LANDLORD SO THAT IT MAY DETERMINE WHETHER OR NOT THE TENANT IS INSOLVENT WITHIN THE MEANING OF THE BANKRUPTCY AND INSOLVENCY ACT.

THE LANDLORD ACKNOWLEDGES THAT THE FINANCIAL INFORMATION DELIVERED TO IT PURSUANT TO THIS SECTION 16.05 SHALL BE AND REMAIN STRICTLY CONFIDENTIAL, AND SHALL NOT BE USED FOR OTHER THAN THE LANDLORD'S BONA FIDE INTERNAL PURPOSES WITHOUT DISCLOSURE TO THIRD PERSONS, EXCEPT IN LITIGATION PROCEEDINGS BETWEEN THE PARTIES, AND, IF SUCH THIRD PERSONS THEMSELVES AGREE WITH THE LANDLORD NOT TO FURTHER DISCLOSE THE INFORMATION DELIVERED TO THEM, FOR FINANCING PURPOSES.

The Tenant agrees to provide to the Landlord prompt notice of any impending financial difficulties which could lead to a secured creditor's exercising, or providing notice of an intention to exercise, its remedies, including a notice under Section 244 of the Bankruptcy and Insolvency Act.

                                   ARTICLE 17

                            ASSIGNMENT AND SUBLETTING

17.01    CONSENT REQUIRED

The Tenant will not assign this Lease in whole or in part, nor sublet all or any part of the Leased Premises, nor mortgage or encumber this Lease or the Leased Premises or any part thereof, nor suffer or permit the occupation of all or any part thereof by others, without the prior written consent of the Landlord in each instance, which consent may NOT be unreasonably withheld. The consent by the Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assignment or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease is assigned, or if the Leased Premises or any part thereof is sublet or occupied by anyone other than the Tenant, the Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant, or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of covenants on the part of the Tenant herein contained. Notwithstanding any assignment or sublease, the Tenant shall remain jointly and severally liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of the Lease. Any consent to assignment of this Lease shall be prepared by the Landlord or its solicitors, and any and all legal costs with respect thereto shall be borne by the Tenant. Any consent granted by the Landlord shall be subject to the Tenant causing any such assignee, sublessee or occupant to execute an indenture and covenant directly with the Landlord agreeing to be bound by all of the terms contained in this Lease, as if such assignee, sublessee or occupant had originally executed this Lease as Tenant.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE LEASE, THE TENANT MAY, WITHOUT THE LANDLORD'S CONSENT BUT UPON PRIOR WRITTEN NOTICE TO THE LANDLORD, ASSIGN THE TENANT'S INTEREST IN THIS LEASE OR SUBLET THE WHOLE OR ANY PART OF THE LEASED PREMISES WHERE THE SUBLESSEE OR ASSIGNEE IS:

(i) A HOLDING BODY CORPORATE, A SUBSIDIARY BODY CORPORATE, AN AFFILIATED BODY CORPORATE OR ASSOCIATE OF THE TENANT (AS THOSE ARE DEFINED IN THE BUSINESS CORPORATIONS ACT (ONTARIO) OR ANY SUCCESSOR OR REPLACEMENT
         ACT) AS LONG AS THE SUBLESSEE OR ASSIGNEE REMAINS A HOLDING BODY CORPORATE, A SUBSIDIARY BODY CORPORATE, AN AFFILIATED BODY CORPORATE OR AN ASSOCIATE OF THE TENANT;

(ii) A CORPORATION RESULTING FROM THE MERGER, AMALGAMATION OR OTHER CORPORATE RE-ORGANIZATION OF THE TENANT;

(iii) A BONA FIDE LENDER OF THE TENANT, THE PARENT, SUBSIDIARY, ASSOCIATED OR AFFILIATED COMPANY OF THE TENANT, IN CONNECTION WITH A GENERAL FINANCING OF THE TENANT'S BUSINESS.

NO SUCH SUBLET OR ASSIGNMENT SHALL HAVE THE EFFECT OF RELEASING THE TENANT FROM ITS OBLIGATIONS UNDER THIS LEASE.

17.02    CONDITIONS OF CONSENT

In the event that the Tenant receives consent under Section 17.01, such consent shall be subject to the condition that the fixed annual Base Rent payable by any such assignee, subtenant or occupant thereafter shall be no less than the average annual Base Rent paid by the Tenant for the two (2) full years immediately preceding such assignment, subletting or parting with or sharing possession. All of the other terms, covenants and conditions of this Lease shall remain as herein specified, including without limitation, the provisions of
Section 17.01 relating to the continuing liability of the Tenant.

17.03    LANDLORD'S OPTION

In the event that the Tenant desires to assign, sublet or part with possession of all or any part of the Leased Premises or to transfer this Lease in any other manner, in whole or in part or any estate or interest thereunder, then and so often as such event shall occur the Tenant shall give prior written notice to the Landlord of such desire, specifying therein the proposed assignee, transferee or sublet tenant and the Landlord shall, within thirty (30) days thereafter, notify the Tenant in writing either, that: (i) it consents or (ii) does not consent as aforesaid to the assignment, subletting or parting with or sharing possession as the case may be, or (iii) it elects to cancel this Lease in preference to the giving of such consent. In the event the Landlord elects to cancel this Lease as aforesaid, the Tenant shall notify the Landlord in writing within fifteen (15) days thereafter of the Tenant's intention either to refrain from such assigning, subletting or parting with or sharing possession or to accept the cancellation of this Lease. Should the Tenant fail to deliver such notice within such period of fifteen (15) days, this Lease will thereby be terminated upon the expiration of the said fifteen (15) day period. If the Landlord shall not exercise its option to cancel this Lease, then Sections 17.01 and 17.05 shall continue to apply.

17.04    NO ADVERTISING OF LEASED PREMISES

The Tenant shall not print, publish, post, mail, display, broadcast or otherwise advertise or offer for any of the aforesaid purposes, the whole or any part of the Leased Premises for purposes of assignment, sublet, transfer or encumbrance, and shall not permit any broker or other party to do any of the foregoing, unless the complete text and format of any such notice, advertisement, or offer shall have first been approved in writing by the Landlord. Without in any way restricting or limiting the Landlord's right to refuse any text and format on other grounds, any text and format proposed by the Tenant shall not contain any reference to the rental rate for the Leased Premises.



17.06    ASSIGNMENT BY THE LANDLORD

The Landlord shall have the unrestricted right to sell, transfer, lease, charge or otherwise dispose of all or any part of its interest in the Project or any interest in the Lease. In the event of the sale, transfer or lease by the Landlord of the Project or any part or parts thereof, or the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, and to the extent that the assignee has assumed the covenants and obligations of the Landlord hereunder, the Landlord shall thereupon, without further written agreement be freed and relieved of liability upon such covenants and obligations.



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
                                   ARTICLE 18

                                     DEFAULT

18.01    DEFAULTS AND REMEDEES

If any of the following shall occur:

(a) if the Tenant shall fail to pay any Rent or other sums due hereunder (including all items of Rent listed in Section 4.01) when due, and if such Rent or other sums are not paid within seven (7) days after notice is given by the Landlord of such non-payment;

(b) if the Tenant does not observe, perform and keep each and every of the covenants, provisions, stipulations, conditions, rules and regulations and other terms herein contained to be observed, performed and kept by the Tenant, and, where the breach can be rectified, such non-observance or non-performance shall continue for fifteen (15) days (or such shorter period as may be specified in any particular section of this Lease) after notice is given by the Landlord requiring that the Tenant rectify the breach, except where rectifying the breach would reasonably require more than fifteen (15) days and the Tenant has commenced rectification in good faith within the fifteen (15) day period and thereafter promptly, diligently and continuously proceeds with rectification of the breach;

(c) if the Tenant abandons, threatens to abandon or attempts to abandon the Leased Premises, or leave them vacant for more than seven (7) days, or make a bulk sale of its goods or sell the business conducted at the Leased Premises, or move, or commence, attempt or threaten to move any of its goods, chattels and equipment out of the Leased Premises (other than in the ordinary course of its business), or cease to conduct business from the Leased Premises other than in conjunction with an authorized and approved assignment or subletting;

(d) if a writ of execution shall issue against the Tenant, or if the Term hereby granted or any of the goods, chattels or equipment of the Tenant shall be taken in execution or attachment or be seized by any creditor of the Tenant, whether secured or otherwise;

(e) if the Tenant shall become insolvent or commit an act of bankruptcy or become bankrupt or take the benefit of any Act that may be in force for bankrupt or insolvent debtors, or become involved in voluntary or involuntary winding up proceedings, or if a receiver shall be appointed by the Court or by any creditor for the business, property, affairs or revenues of the Tenant;

then, and in every such case, the Landlord may, in addition to any other rights or remedies it may have under other provisions of this Lease or by law, at its option exercise all or any of the following remedies:

(f) The Landlord may perform any obligation which the Tenant should have performed or cause the same to be performed and for such purpose may enter upon the Leased Premises and do such things thereon as the Landlord may consider requisite without effecting a termination of this Lease;

(g) The Landlord may enter the Leased Premises and distrain upon the goods and chattels of the Tenant, or may remove and sell goods, chattels and equipment of the Tenant and the Landlord may seize and sell the goods and chattels and the equipment whether they are within the Leased Premises or at any place to which the Tenant or any other person may have removed them in the same manner as if they had remained and been distrained upon in the Leased Premises, and the Landlord may follow the goods and chattels for the maximum period permitted by law, and any sale by the Landlord may, in its sole discretion be effected by public auction or private contract and either in bulk or by individual items, or partly by one means and partly by the other.

(h) The Landlord may remove the goods, chattels, equipment and fixtures of the Tenant from the Leased Premises and store them in a public warehouse or elsewhere at the cost of and for the account of the Tenant.

(i) In order to relet, the Landlord may take possession of the Leased Premises as agent of the Tenant and effect such alterations and repairs as it may deem necessary or advisable for the purpose of such reletting, and it may relet the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term) and at such rental or rentals and upon such other terms and conditions as the Landlord, in its sole discretion, may deem advisable. Upon such reletting, all rentals received by the Landlord from such reletting shall be applied, first to the payment of the Landlord's costs and expenses of such reletting and costs of such alterations and repairs; second to the payment of any indebtedness other than Rent due from the Tenant to the Landlord; third to the payment of arrears of Rent; fourth to the payment of Rent as it falls due; and the residue, if any, shall be held by the Landlord without interest until the end of the Term and applied from time to time in payment of Rent as the same may become due and payable, and any residue remaining at the end of the Term shall be held for the Tenant. No such reletting nor the receipt of any such rentals from any new tenant nor the creation of the relation of landlord and tenant between the Landlord and any party to whom the Leased Premises may have been relet shall have the effect of exonerating the Tenant from its obligations to pay rent hereunder as it falls due or of in any way terminating this Lease.

(j) The Landlord may terminate this Lease by commencing an action for possession or for termination of the Lease or by notice to the Tenant. Such termination may be effected either at or after the time of the breach or at any later time and notwithstanding that the Landlord may have exercised any of its other remedies including that set out under subsection (i) hereof. In the event that the Landlord or anyone claiming under it or to whom it has rented the Leased Premises is in possession under the provisions of subsection (i) hereof, the Landlord may at any time terminate this Lease by notice to the Tenant and thereafter any then existing or later lease of the Leased Premises shall be for the account of the Landlord notwithstanding that such Lease may originally have been entered into as agent for the Tenant. If the Landlord enters the Leased Premises without notice to the Tenant as to whether it is terminating this Lease under subsection (j) or proceeding under subsection (i) or any other provision of this Lease, the Landlord shall be deemed to be proceeding under subsection (i) and the Lease shall not be terminated, nor shall there be any surrender by operation of law, but the Lease shall remain in full force and effect until the Landlord notifies the Tenant that it has elected to terminate this Lease. No entry by the Landlord during the Term shall have the effect of terminating this Lease without notice to that effect to the Tenant.

(k) The Landlord shall be entitled to damages from the Tenant for breach of this Lease. If it should be necessary to determine the present value of any item of rent, such present value shall be determined using a discount rate equal to the prime rate of the Canadian Imperial Bank of Commerce at the time less one percentage (1%) point.

(l) At the option of the Landlord, the full amount of the current month's Rent and the next ensuing three (3) months' Rent shall accelerate and shall immediately become due and payable. For the purpose of this subsection, where any of the items of Rent set out in Section 4.01 are not known, definite or established at the time of the exercise of such option by the Landlord, the acceleration in respect of such items shall be equal to three (3) times the average monthly instalment during the full twelve month period preceding such acceleration, or if there has not been a full twelve month period, it shall be equal to three (3) times the average monthly instalment since the beginning of the Term.

(m) On any termination for default, all fixtures, Tenant's improvements or other installations in the Leased Premises, which in law are fixtures or a part of the realty or are attached, affixed to or incorporated into or with the immoveable properties situated in or upon the Project, and which are not the property of the Landlord, shall at the Landlord's option forthwith become the property of the Landlord, and whether or not such fixtures are in the nature of Tenant's trade fixtures, and whether or not they would be removable by the Tenant at the expiry of the Term if there had been no default.

18.02    INTEREST AND COSTS

Whenever the Landlord takes any proceedings, sends any notices, does any work, or otherwise incurs any expense or trouble or takes any action with respect to any default by the Tenant, and whether or not legal proceedings are begun or considered in consequence of such default, and whether or not this Lease is terminated, the Landlord shall be entitled to be paid by the Tenant forthwith on demand in addition to any other amounts which may be payable or owing hereunder, all of the following:

(a) the cost of effecting any repairs or performing any obligation of the Tenant, together with an allowance of fifteen per cent (15%) for the Landlord's overhead and supervision;

(b) the Landlord's costs and expenses in preparing the Leased Premises for reletting in such manner as in its sole discretion it deems necessary or advisable, together with an allowance of fifteen percent (15%) for the Landlord's overhead and supervision;

(c) the Landlord's Court costs, collection costs, and legal fees as between a solicitor and his own client and all judicial and extra-judicial fees of advocates and notaries;

(d) interest on rent or any other amounts overdue under the terms of this Lease and on any monies expended by the Landlord in consequence of any default by the Tenant at the rate of TWELVE (12%) per annum;

(e) a charge of fifty dollars ($50.00) for each cheque of the Tenant which is returned to the Landlord because of insufficient funds in the Tenant's account;

(f) any other costs, charges or expenses, which the Landlord incurs or to which it is put, and which would not have been necessary at the time at which they were incurred but for the default of the Tenant.

18.03    WAIVER BY TENANT

Notwithstanding anything contained in any statute at the present time or in the future in force, the Tenant hereby agrees with the Landlord that none of the Tenant's goods or chattels on the Leased Premises at any time during the Term shall be exempt from levy by distress for Rent (including all items set out in Section 4.01) in arrears, and that the Landlord may follow the Tenant's goods or chattels without limitation of time, and that on any termination of the Lease by the Landlord under the terms hereof, the Tenant shall have no right of redemption or relief from forfeiture and that the Landlord may enter or take possession of the Leased Premises without judicial order, a writ of possession or any other legal process, and without notice to the Tenant except as provided under this Lease.

18.04    ENFORCEMENT BY LANDLORD

The failure by the Landlord to enforce any term or covenant or obligation of the Tenant contained herein shall not be deemed to be a waiver of such term, covenant or obligation, or permission for any subsequent breach of the same, and the Landlord may at any time enforce such term, covenant or obligation. The waiver by the Landlord of any breach of any term, covenant or obligation hereof shall not be deemed to be a waiver of such term, covenant or obligation with respect to any subsequent breach. No term, covenant or obligation of the Tenant contained in this Lease may be waived by the Landlord, unless such waiver be in writing executed by the Landlord. The acceptance of Rent by the Landlord subsequent to any such breach shall not be deemed to be a waiver of such breach, whether or not the Landlord had knowledge of the breach at the time of acceptance of the Rent. No payment by the Tenant or receipt by the Landlord whether it be of a lesser amount than the fixed base monthly rent herein stipulated or the full amount or a greater amount thereof, shall be deemed, unless otherwise determined by the landlord in its sole and uncontrolled discretion, to be other than on account of the earliest stipulated rent, and no endorsement or statement on any cheque or any letter accompanying any cheque or payment as rent shall constitute an effective direction from the Tenant as to the appropriation of such cheque or payment nor shall any such endorsement or statement or any such letter be deemed an acknowledgment of full payment or an accord and satisfaction and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such rent or any other amount owing by the Tenant or pursue any other remedy provided for in this Lease. The Landlord shall be under no obligation to the Tenant to enforce any provision of this Lease, or any provision of any other tenant's Lease of premises in the Project.

18.05    WAIVER OF REPUDIATION OF LEASE

                                   ARTICLE 19

                                   END OF TERM

19.01    EXPIRATION

On the expiration of the Term hereby created, the Tenant shall surrender and yield up the Leased Premises to the Landlord in as good condition as the Tenant is required to maintain the Leased Premises throughout the Term and the Tenant shall deliver to the Landlord all keys to the Leased Premises and the Project and the combination of all locks, safes and vaults, if any, in the Leased Premises.

19.02    REMOVAL AT END OF TERM

When not in default at the expiration of the Term hereby created, the Tenant may remove its trade fixtures. The Tenant shall on any surrender of possession of the Leased Premises remove such of its trade fixtures, other fixtures, leasehold improvements and equipment which are incorporated into, affixed or attached for a permanency to and which have become a part of the realty or immoveable property comprising the Project, as the Landlord may require and the Tenant shall remove any Contaminants which have been spilled, stored or incorporated in or on any part of the Leased Premises, and in effecting such removal shall do no damage to the Leased Premises or any parts of the building and the Tenant shall be responsible for any environmental liability as a result of the removal of any improvements or Contaminants. Where required by the Landlord, the Tenant shall return the Leased Premises to the condition in which they existed at the beginning of the Term. Any leasehold improvements, equipment and fixtures which are not required to be removed by the Landlord shall on surrender of possession by the Tenant be left in the Leased Premises by the Tenant without payment by the Landlord to the Tenant.

19.03    SURVIVING OBLIGATIONS

On any termination of this Lease, the Tenant's right of possession shall cease and terminate, but the obligations of the parties with respect to payment of Rent or covenants not performed at the date of such termination, indemnification, or any other obligations which, by their nature or by reason of the circumstances at the time of such termination, are not completely performed prior to such termination, shall remain in full force and effect until satisfied. It is agreed, however, that in no event shall the Tenant have any interest in or right to possession of the Leased Premises or any part of the Project after the termination of the Lease.

19.04    SHOWING PREMISES

At any time in business hours during the last six (6) months of the Term, the Landlord may show the Leased Premises to prospective tenants and for that purpose, the Landlord, its agents, and prospective tenants may enter upon and inspect all parts of the Leased Premises. In addition, the Landlord may at any time during the Term show the Leased Premises to prospective mortgagees or purchasers of the Project, and for that purpose, its and their agents and employees may enter upon and inspect all parts of the Leased Premises. In so doing, the Landlord shall interfere as little as possible with the Leased

Premises and the business of the Tenant, but shall not be liable to the Tenant with respect to any interference.

19.05    OVERHOLDING

If the Tenant remains in possession of the Leased Premises after the end of the Term, with the consent of the Landlord and without the execution and delivery of a new lease, there shall be no tacit renewal of the Lease or renewal or extension of the Term, nor shall a tenancy from year to year be created, but notwithstanding any statutory provisions to the contrary, a monthly tenancy shall be created, which may be terminated by either party on one (1) month's notice. Rent shall be payable in advance on the first day of each month equal to the sum of:

(a) one HUNDRED AND TWENTY-FIVE PERCENT (125%) of the monthly instalment of Base Rent payable during the last year of the Term:

(b)      one-twelfth (1/12) of the amount of all other items of Rent set out in
         Section 4.01 hereof, determined in the same manner as if the Lease had been renewed for the year of which any such month is a part;

and otherwise upon the terms and conditions set out in this Lease insofar as they are applicable.

                                   ARTICLE 20

                              GUARANTOR OBLIGATIONS

20.01    GUARANTOR OBLIGATIONS




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
                                   ARTICLE 21

                                  MISCELLANEOUS

21.01    FORCE MAJEURE

Notwithstanding anything herein contained, neither party shall be in default with respect to the performance of any of the terms of this Lease if any non-performance is due to any strike, lock-out, labour dispute, civil commotion, war or similar event, invasion, the exercise of military power, act of

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
God, government regulations or controls, inability to obtain any material or service, failure by the Landlord to complete the Project, or any cause beyond the control of the party relying on this section (other than lack of or inability to obtain financial resources by such party). Otherwise, time shall be of the essence of this Lease and all the obligations contained herein.

21.02    RELATIONSHIP OF PARTIES

Nothing contained in this Lease shall create any relationship between the Landlord and Tenant other than that of landlord and tenant. It is specifically agreed that the Landlord is not a partner of the Tenant, or a joint venturer or in any way interested in the business of the Tenant except as Landlord.

21.03    CONSTITUTION OF TENANT

If the Tenant as named herein is or becomes a partnership, each person who is presently a member of the partnership and each person who becomes a member of the partnership or any successor partnership, shall be and continue to remain jointly and severally liable for the obligations of the Tenant under this Lease, regardless of whether or not he ceases to be a member of the partnership. If the Tenant is an agent, unless specifically set out herein to the contrary, then the principal or principals of the agent shall be jointly and severally liable together with the agent for all of the Tenant's obligations under this Lease. The Tenant covenants that it has and at all times during the Term will have all licences, approvals or authorities necessary to own and carry on its business on the Leased Premises and to hold the Term created by this Lease and perform its obligations hereunder, including without limiting the generality of the foregoing, any required extra-provincial licence or licence in mortmain or approval under the Investment Canada Act.

21.04    SUCCESSORS

The rights and liabilities of the parties shall enure to the benefit of their respective heirs, executors, administrators, successors and assigns, subject to any requirement for consent by the Landlord under Article 17.

21.05    ENTIRE AGREEMENT

This Lease contains the entire agreement between the parties and it is agreed that there is no covenant, promise, agreement, condition precedent or subsequent, warranty or representation or understanding, whether oral or written, other than as set forth herein. Notwithstanding the terms thereof, this Lease fully replaces and supersedes any offer, agreement, letter, letter of intent, or other contractual arrangement between the parties related to the Leased Premises or the Project in existence at the time of execution of this Lease.

21.06    SEVERABILITY OF CLAUSES

If any term, article, section, subsection, paragraph, clause or subclause or any of the words contained in this Lease shall be held wholly or partially invalid or unenforceable by any Court of competent jurisdiction, the Landlord and Tenant agree that the remainder of this Lease shall not be affected by such judicial holding, but shall remain in full force and effect.

21.07    TERMINATION IF PROJECT NOT COMPLETED



21.08    CAPTIONS

The captions, article and section names and numbers and table of contents appearing in this Lease are for convenience of reference only, and in no way define, limit or describe the scope or intent of any portion of this Lease and have no effect on its interpretation.

21.09    EXTENDED MEANINGS

The word "Tenant" as used herein shall include each and every person or corporation mentioned as Tenant herein or liable as Tenant under the provisions of Section 21.03, their successors and assigns. If at any time, there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by the Landlord to any one thereof, and shall have the same force and effect as if given to all. Where the context allows, the word "Tenant" shall include the servants, employees, agents, invitees, patrons, customers, concessionaires, franchisees and licensees of the Tenant and all others over whom the Tenant might reasonably be expected to exercise control. Provided, however, that this extended meaning shall not confer any rights where any required consent has not been duly obtained under Article 17. The word "Landlord" as used in this Lease shall be deemed to include the successors and assigns of the Landlord. The Landlord may act through such managers, representatives, agents or employees as it may from time to time appoint. All references to the Landlord or the Tenant or others under this Lease shall be construed and adjusted for the applicable gender and number, regardless of the gender and number in which they are expressed. All provisions of this Lease creating obligations on any party hereto shall be deemed to be and shall be construed as covenants.

21.10    NOTICES


Any notice required or permitted under this Lease may be sufficiently given to the following addresses:

To the Landlord:

         c/o ENTERPRISE PROPERTY GROUP LIMITED
         SUITE 200
         480 UNIVERSITY AVENUE
         TORONTO, ONTARIO
         M5G 1V2

To the Tenant:

         AT THE LEASED PREMISES



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
Either party may by notice in writing to the other from time to time designate another address in Canada to which notices given more than ten (10) days thereafter shall be addressed. Notices shall be sufficiently given if delivered or if sent by prepaid registered mail from any place in Canada to such addresses. Any notice so delivered shall be deemed to have been given when delivered and any notice so mailed shall be deemed to have been given on the third day after mailing. Provided, however, that in the event or an interruption of mail services at the time of such mailing or within three (3) days thereafter, by reason of strike, wildcat strike, lock-out, industrial dispute or other reason, whether of the foregoing nature or not, the notice shall not be deemed to have been received until it is actually delivered, whether by mail or otherwise.

21.11    NO LEASE PRIOR TO EXECUTION

The submission of this Lease for examination by the Tenant, whether or not executed by the Landlord, shall not constitute an offer or agreement nor shall there be any obligation on the part of the Landlord towards the Tenant hereunder, until the Lease has been fully executed and delivered by both the Landlord and the Tenant.

21.12    REGISTRATION

Either party may register the minimum notice or memorial of lease required to give notice of its interest under the applicable registration statute, and the other party agrees to execute such documentation as may be necessary or convenient for such purpose. Except as set out above, the Tenant shall not register this Lease or register or deposit any evidence of its interest in the Project pursuant to this Lease or otherwise, without the written consent of the Landlord. If any notice or memorial of lease is registered by the Tenant, the Tenant shall, prior to registration, provide the Landlord with the sum of Two Hundred Dollars ($200.00) to be held by the Landlord and to be used for the discharge of such registration at the expiry of this Lease.

21.13    ADDITIONAL CHARGES

The Landlord may impose reasonable charges (as compensation for the Landlord's overhead and administration) at any time and from time to time for any service requested by the Tenant which is not otherwise provided by the Landlord under this Lease. Further, in the event that any cost incurred by the Landlord in its maintenance and operation of the Common Areas and Facilities of the Project is the result of the actions of the Tenant or the Tenant's employees, the Tenant shall be responsible for such costs and shall reimburse the Landlord for same immediately upon demand by the Landlord. The Tenant acknowledges that it shall be responsible for any extra security, cleaning and legal costs incurred by the Landlord as a result of a union's attempt to organize the employees of the Tenant, or as a result of the Tenant's employees' exercising their right to picket in the Common Areas and Facilities of the Project plus a further fifteen percent (15%) of the cost thereof representing the Landlord's overhead.

21.14    NET LEASE

The parties hereby declare that it is the intention of this Lease that it shall be a "carefree" lease to the Landlord in that the Base Rent provided herein shall be entirely net to the Landlord and all costs and expenses incurred by the Landlord in connection with the operation, administration, management, supervision and repair of the Project, other than as specifically provided herein, shall be borne by the Tenant and other tenants of the Project.


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
21.15    GOVERNING LAW

This agreement shall be construed in accordance with and governed by the laws of the Province where the Leased Premises are located.

21.16    COMPLIANCE WITH PLANNING STATUTES, ETC.

This Lease is entered into subject to compliance with any statute, law, by-law or regulation to the conveying or granting of interest in real property. The Landlord or the Tenant may, at the Tenant's expense, apply to the appropriate authority for its consent to or approval of this Lease, if required. The Landlord and Tenant agree to co-operate with each other in obtaining such consent or approval and to pursue such application diligently. If such consent or approval is not obtained within ninety (90) days after the date of execution of this Lease, the Landlord shall have thirty (30) days within which to notify the Tenant in writing that all rights and obligations of the parties under this Lease are terminated. If the Landlord fails to so notify the Tenant, then notwithstanding anything herein contained, the Term shall expire on the last day of the maximum term permitted without such consent or approval.

21.17    WAIVER

The waiver by the Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by the Landlord shall not be deemed to be a waiver of any preceding breach by the Tenant of any term, covenant or condition of this Lease, regardless of the Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by the Landlord unless such waiver be in writing by the Landlord.

All rent, additional rent and other sums of money to be paid by the Tenant to the Landlord hereunder, shall be paid without any deduction, abatement or set-off whatsoever and the Tenant hereby waives the benefit of any statutory or other rights in respect of abatement or set-off in its favour at the time hereof or at any future time.

21.18    SURRENDER OF EXISTING OFFER

THE PARTIES ACKNOWLEDGE THAT UPON ACCEPTANCE OF THIS LEASE BY THE LANDLORD, THE OFFER TO LEASE BETWEEN THE TENANT AND NORTH AMERICAN LIFE ASSURANCE COMPANY AS LANDLORD DATED THE 1ST DAY OF FEBRUARY, 1995 (THE "EXISTING LEASE") SHALL BE SURRENDERED EFFECTIVE THE 30TH DAY OF NOVEMBER, 1996 (THE "EFFECTIVE DATE") AND THE TENANT SHALL DELIVER VACANT POSSESSION OF THE PREMISES DESCRIBED THEREIN TO THE LANDLORD ON THE EFFECTIVE DATE IN ACCORDANCE WITH THE EXISTING LEASE. THE PARTIES ACKNOWLEDGE THAT, WITH RESPECT TO THE EXISTING LEASE, THE LANDLORD IS THE SUCCESSOR OF NORTH AMERICAN LIFE ASSURANCE COMPANY. THE TENANT SHALL BE RELIEVED OF ALL ITS OBLIGATIONS UNDER THE EXISTING LEASE WITH EFFECT FROM THE EFFECTIVE DATE EXCEPT FOR ANY ADJUSTMENTS WITH RESPECT TO THE TENANT'S ESTIMATED PROPORTIONATE SHARE OF OPERATING COSTS AND TAXES AS DEFINED IN THE EXISTING LEASE.


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
21.19    TENANT'S RIGHT TO LEASE ADJACENT SPACE

PROVIDED THE TENANT IS MEDIA SYNERGY INC. AND IS NOT IN DEFAULT UNDER THE TERMS AND CONDITIONS OF THIS LEASE, AT ANY TIME DURING THE TERM, THE TENANT SHALL HAVE THE RIGHT TO LEASE THE ADJACENT VACANT PREMISES, HAVING A RENTABLE AREA OF APPROXIMATELY THREE THOUSAND, THREE HUNDRED AND SEVENTY-SIX (3,376) SQUARE FEET, SHOWN OUTLINED IN BLUE ON SCHEDULE "B" ATTACHED HERETO (THE "ADDITIONAL PREMISES"), SUBJECT TO THE TERMS AND CONDITIONS TO BE NEGOTIATED BETWEEN THE PARTIES AT THE TIME THE TENANT EXERCISES ITS RIGHT TO LEASE THE ADDITIONAL PREMISES.

NOTWITHSTANDING THE FOREGOING, IN THE EVENT THE LANDLORD RECEIVES A BONA FIDE OFFER FROM A THIRD PARTY AT ANY TIME DURING THE TERM TO LEASE THE ADDITIONAL PREMISES (THE "THIRD PARTY OFFER"), WHICH THIRD PARTY OFFER THE LANDLORD DESIRES TO ACCEPT, THE LANDLORD SHALL FIRST GIVE THE TENANT NOTICE OF THE THIRD PARTY OFFER AND SUCH NOTICE SHALL CONSTITUTE AN OFFER TO LEASE THE ADDITIONAL PREMISES TO THE TENANT UPON THE TERMS AND CONDITIONS CONTAINED IN THE THIRD PARTY OFFER. THE TENANT MAY ELECT, BY GIVING WRITTEN NOTICE TO THE LANDLORD WITHIN THIRTY-SIX
(36) HOURS AFTER RECEIPT OF THE LANDLORD'S NOTICE, TO LEASE THE ADDITIONAL PREMISES ON THE TERMS AND CONDITIONS SET OUT HEREIN, AND IF IT SO ELECTS, THEN THERE SHALL BE A BINDING AGREEMENT TO LEASE BETWEEN THE PARTIES. IF THE TENANT DOES NOT ELECT TO LEASE THE ADDITIONAL PREMISES WITHIN THE TIME AND IN THE MANNER SET OUT HEREIN, THEN THIS RIGHT TO LEASE THE ADDITIONAL PREMISES SHALL BE NULL AND VOID AND OF NO FORCE OR EFFECT WHATSOEVER AND THE LANDLORD SHALL BE ENTITLED TO LEASE THE ADDITIONAL PREMISES TO SUCH THIRD PARTY.

IN WITNESS WHEREOF the parties hereto have executed this document under seal.

Executed by the Tenant this 19 day of September, 1997.

SIGNED, SEALED AND DELIVERED


in the presence of:                 TENANT:

                                    MEDIA SYNERGY INC.


/s/ Judy Lucas                      Per     /s/ Wilson Lee
                                          ---------------------------------
                                    Name:      Wilson Lee
                                          ---------------------------------
                                    Title:     CFO
                                          ---------------------------------

                                    I HAVE THE AUTHORITY TO BIND THE COMPANY


/s/ Judy Lucas                      Per:    /s/ Paul Chen
                                          ----------------------------------
                                    Name:      Paul Chen
                                          ----------------------------------
                                    Title:     President
                                          ----------------------------------

                                 I HAVE THE AUTHORITY TO BIND THE COMPANY

Executed by the Landlord this
8 day of October, 1997           LANDLORD:

                                 THE MANUFACTURERS LIFE INSURANCE COMPANY BY
                                 ITS AGENT ENTERPRISE COMMERCIAL MANAGEMENT INC.

/s/ Ron Meanchoff                Per:  /s/ Ron Varley
                                     -------------------------------------
                                       Authorized Official RON VARLEY
                                       REGIONAL DIRECTOR
                                       TORONTO REAL ESTATE OFFICE

                                 Per:
                                     -------------------------------------
                                       Authorized Official

                                  SCHEDULE "A"

                                LEGAL DESCRIPTION


Lots 1,  2, 3, 4, 5, 6 and Lane Registered Plan D-84;

Town Lot 8, South Side of Adelaide Street

Town Lot 8, Parts of Town Lots 6 and 7, North side of King Street, Town of York Plan;

All of which lands and premises are more particularly described as Parts 9 and 10 on a Plan of Reference filed in the Land Registry Office for the Registry Division of Toronto as No. 63R-3338.

                                  SCHEDULE "B"

                                   FLOOR PLAN

                                  SCHEDULE "D"


Attached to and forming part of the Lease by and between THE MANUFACTURERS LIFE INSURANCE COMPANY as Landlord and MEDIA SYNERGY INC. as Tenant dated the 5TH day of DECEMBER, 1996, with respect to premises located in the Project known as ONTARIO DESIGN CENTRE.

RULES AND REGULATIONS

1.       USE OF LEASED PREMISES OR PROJECT

The Tenant shall not use or permit the use of the Leased Premises or bring or keep anything therein in such manner as to create any objectionable noises, odours or other nuisance or hazard or increase the risk of fire, or breach any applicable provisions of any municipal by-law or other lawful requirement applicable thereto or any requirement of the Landlord's insurers; shall not permit the Leased Premises to be used for cooking (except with the Landlord's prior written consent) or for sleeping; shall keep the Leased Premises tidy and free from rubbish; shall deposit rubbish in receptacles which are either designated or clearly intended for such use; and shall leave the Leased Premises at the end of each business day in a condition such as to facilitate the performance of the Landlord's janitorial services in the Leased Premises unless otherwise arranged. To ensure efficient operation of the heating, ventilating and air-conditioning systems, no window shades, blinds or curtains shall be installed and nothing shall be placed on any radiator or heating or ventilating unit without the prior written consent of the Landlord.

2.       CARE OF LEASED PREMISES

The Tenant shall not abuse, misuse or damage the Leased Premises or any of the improvements or facilities therein, and in particular shall not deposit rubbish in any plumbing apparatus or use it for any purpose other than that for which it is intended and shall not deface or mark any walls or other part of the Leased Premises. No broadloom or carpeting shall be affixed to the Leased Premises by means of a non-soluble adhesive or similar product unless approved in writing by the Landlord. The Tenant shall keep the outside areas in front of and immediately adjoining the Leased Premises clean and free from dirt and rubbish.

3.       DEFACING LEASED PREMISES OR PROJECT

The Tenant and its employees shall not mark or place any sign or advertising, paint, drill or in any way deface the walls, doors, ceilings, windows, partitions, floors, wood, concrete, metal or other material of or in the Leased Premises or the Project without the prior written consent of the Landlord.

4.       OVERLOADING

The Tenant shall not permit any floor of the Leased Premises to be overloaded nor bring onto or move any safe or other heavy object onto or from the Leased Premises without the prior written consent of the Landlord. The installation or moving of any such item shall be under the Landlord's direction and at such times and by such means and such movers as the Landlord shall have approved.

5.       RESTRICTION ON DANGEROUS MATERIALS AND ACTIVITIES, FOOD, ETC.



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
The Tenant shall not perform, patronize or (to the extent under its control) permit any canvassing, soliciting or peddling in the Project, shall not install in the Leased Premises any machines vending or dispensing refreshments, tobacco or other merchandise, or coin-operated telephones, and shall not permit food or beverages to be delivered to the Leased Premises by any persons who have been prohibited by the Landlord from bringing food or beverages to the Project, and the Tenant shall require any food or beverages being delivered to the Leased Premises to be so delivered by such means and at such times as have been authorized by the Landlord. The Tenant shall not keep, use, sell or offer for sale in or upon the Leased Premises anything which in the opinion of the Landlord is of a dangerous, toxic, inflammable or explosive nature.

6.       DEBRIS, GARBAGE, TRASH OR REFUSE

Debris, garbage, trash, recycling, or refuse shall not be placed or left by the Tenant, its employees or agents, in, on or upon any part of the Project outside the Leased Premises, but shall be deposited by the Tenant in containers as specified by the Landlord, in areas and at times and in such a manner as may be designated by the Landlord from time to time. If any debris, garbage, trash or refuse is of a perishable nature, it shall be kept properly refrigerated in equipment provided by the Tenant at its own expense. If there are charges for the removal of such items in addition to any removal services provided by the municipality in which the Leased Premises are situated, the Tenant shall pay such charges.

7.       CONNECTIONS AND WIRING

The Tenant shall not permit the installation of any telephone, telegraphic or electrical/mechanical connections or wiring in the Leased Premises in places other than those approved initially by the Landlord, without the prior written consent of the Landlord.

8.       PEST EXTERMINATION

The Tenant shall at its own expense, use such pest extermination contractors for the Leased Premises as the Landlord may direct and at such intervals as the Landlord may require.

9.       OVERLOADING OF ELECTRICAL FACILITIES

The Tenant shall not overload the electrical facilities of the Leased Premises or the Project. If any equipment desired by the Tenant would overload the electrical/mechanical facilities inside the Leased Premises, the Tenant shall forthwith at its expense make whatever changes are necessary to comply with the requirements of applicable authorities or insurance underwriters, but no changes shall be made until the Tenant first submits to the Landlord plans and specifications for such changes and obtains the Landlord's written approval. If any proposed equipment would overload the electrical or mechanical facilities outside the Leased Premises, the Tenant shall not install such equipment unless it shall first have made arrangements satisfactory to the Landlord for the alteration of the electrical facilities of the Project on such terms as the Landlord may permit and at the Tenant's expense.

10.      ACCESS TO LEASED PREMISES AND COMMON AREAS AND FACILITIES

The Tenant shall permit and facilitate the entry of the Landlord, or those designated by it, into the Leased Premises for the purpose of inspection, repair, window cleaning, the performance of janitorial services, and other proper purposes. The Tenant shall not obstruct or restrict access to ducts, janitorial and electrical closets and other necessary means of access to mechanical, electrical and other facilities by the placement of furniture, carpeting or otherwise. In the event of such obstruction, the Tenant will be responsible for the cost of clearing the obstruction and of providing such access.

11.      LOCKS

The Tenant shall not install, permit the installation of, or change any lock, bolt, fastening or other security device on any door of the Leased Premises without the prior written consent of the Landlord.

12.      DELIVERIES

All moving, loading, unloading, delivery and shipping of merchandise, supplies, materials, fixtures and chattels to and from the Leased Premises shall be made only through such doorways and corridors and during such days and hours as the Landlord may designate in writing from time to time. Any damage caused to the Leased Premises or any part of the Project during any such activity shall be the sole responsibility of the Tenant.

13.      MOVING EQUIPMENT AND FURNITURE

No safe or heavy equipment shall be moved by or for the Tenant unless the consent of the Landlord is first obtained and unless all due care is taken. Such equipment shall be moved upon appropriate steel-bearing plates, skids or platforms by the service elevator only and subject to the Landlord's direction, and at such times, by such means and by such persons as the Landlord shall have approved. No furniture, freight or bulky matter of any description shall be moved in or out of the Leased Premises or carried in the elevators of the Project except during such hours as the Landlord shall have approved. Hand trucks and similar appliances shall be equipped with rubber tires, rubber bumpers and other safeguards approved by the Landlord, and shall be used only by prior arrangement with the Landlord. Service elevators have size and weight control limits. All extra costs incurred by the Landlord due to a move will be at the Tenant's expense.

14.      NO PETS

No pets, animals or birds shall be brought into the Project or kept therein without the prior written consent of the Landlord.

15.      USE OF COMMON AREAS AND FACILITIES

The Tenant shall not obstruct or misuse the Common Areas and Facilities of the Project, or permit them to be obstructed or misused by its agents, employees, invitees or persons under its control. Any injury or damage caused to the Common Areas and Facilities or other areas of the buildings or heating or cooling apparatus or any other appliances, or to any other tenant or to premises occupied by any other tenant, by interference with or neglect of the heating appliances, or any other person or servant subject to it, shall be made good by the Tenant in whose premises the neglect, interference or misconduct arose.

16.      ENTRY OUTSIDE OF NORMAL BUSINESS HOURS

At any time other than during normal business hours as established from time to time by the Landlord, the Landlord may require that all or any persons entering and leaving the Project identify themselves and register in books kept for that purpose, and may prevent any person from entering the Leased Premises unless provided with a key thereto and a pass or other authorization from the Tenant in a form satisfactory to the Landlord, and may prevent any person removing any goods therefrom without written authorization, and may restrict access to all or any part of the Common Areas and Facilities.

17.      USE OF PARKING FACILITIES

The Landlord may at its discretion, and under any rules and limitations it imposes, allow the Tenant and its employees to access and use the parking facilities for cars and motorcycles at the Tenant's expense. No propane or natural gas propelled vehicles will be permitted in the parking facility. The parking of cars or bicycles in the parking facility shall be subject to the reasonable regulations of the Landlord or those operating such parking facility.

18.      RESTRICTIONS ON THE RIGHT OF ENTRY

The Tenant, its employees or invitees, shall not without the written consent of the Landlord enter the janitors' closets, mechanical and electrical closets or other service areas, whether or not within the Leased Premises.

19.      NOTICE OF ACCIDENTS

The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, electrical or mechanical facilities or installations or any part of the buildings.

20.      ADDITIONAL RULES

The Landlord shall have the right to make such other and further reasonable rules and regulations as in its reasonable judgment may from time to time be necessary or desirable for the safety, care, cleanliness and appearance of any premises in the Project, or for the preservation of good order therein, and the same shall be kept and observed by all tenants and their employees.